                                                      Registration Nos. 33-80195
                                                                        811-9142
-----------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [ ]
     Pre-Effective Amendment No.                                             [ ]
     Post-Effective Amendment No. 28                                         [X]


                                     and/or


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [ ]
  Amendment No. 27                                                           [X]


                       (Check appropriate box or boxes.)

                        THE NAVELLIER PERFORMANCE FUNDS

               (Exact name of registrant as specified in charter)

One East Liberty, Third Floor
Reno, Nevada                                    89501
----------------------------------------        ---------
(Address of Principal Executive Offices)        (Zip Code)

Registrant's Telephone Number, Including Area Code (800) 887-8671

                                  Arjen Kuyper
                        The Navellier Performance Funds
                         One East Liberty, Third Floor
                               Reno, Nevada 89501

                    (Name and Address of Agent For Service)

                                    Copy to:

                            Samuel Kornhauser, Esq.
                        Law Offices of Samuel Kornhauser
                         155 Jackson Street, Suite 1807
                            San Francisco, CA 94111
                                 (415) 981-6281

It is proposed that this filing will become effective:


     immediately upon filing pursuant to paragraph (b)
---



 X   60 days after filing pursuant to paragraph (a)(1)
---


     on (date) pursuant to paragraph (a)(1)
---

     75 days after filing pursuant to paragraph (a)(2)
---

     on (date) pursuant to paragraph (a)(2) of rule 485
---

If appropriate, check the following box:

     this post-effective amendment designates a new effective date for a --- previously filed post-effective amendment.

[BACKGROUND GRAPHIC]


                        THE NAVELLIER PERFORMANCE FUNDS




                       NAVELLIER MID CAP GROWTH PORTFOLIO

                    NAVELLIER AGGRESSIVE MICRO CAP PORTFOLIO



                       NAVELLIER FUNDAMENTAL A PORTFOLIO




THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS OR ANY OTHER MUTUAL FUND PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Investing for Long-Term Capital Growth
                      PROSPECTUS DATED   [NAVELLIER LOGO]
                           MAY 1, 2005   Calculated Investing

TABLE OF CONTENTS
--------------------------------------------------------------------------------

INTRODUCING OUR PORTFOLIOS..................................
MID CAP GROWTH PORTFOLIO....................................
AGGRESSIVE MICRO CAP PORTFOLIO..............................
FUNDAMENTAL A PORTFOLIO.....................................
WHO IS RESPONSIBLE FOR THE PORTFOLIOS.......................
Investment Adviser..........................................
Distributor.................................................
ACCOUNT POLICIES............................................
UNDERSTANDING EARNINGS......................................
UNDERSTANDING TAXES.........................................
HOW TO BUY, SELL, AND EXCHANGE SHARES.......................
Buying shares...............................................
Selling or exchanging shares................................
Buying or selling through selected broker-dealers...........
FINANCIAL HIGHLIGHTS........................................
The Navellier Privacy Policy................................
NEED TO KNOW MORE? (BACK COVER).............................

More detailed information on subjects covered in this prospectus is contained within the Statement of Additional Information (SAI). Investors seeking more in-depth explanations of these Portfolios should request the SAI, which is available at no charge, to review before purchasing shares of any of the Portfolios.

Non-deposit investment products are not insured by the FDIC. They are not deposits nor are they obligations of or guaranteed by any bank or bank affiliate. They involve investment risks, including possible loss of the principal amount invested.

                 (THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY)

INTRODUCING OUR PORTFOLIOS
--------------------------------------------------------------------------------

WHO SHOULD INVEST IN OUR PORTFOLIOS?

The Navellier Performance Funds Portfolios use an aggressive investment style suitable for investors willing to accept more risk and tolerate more price fluctuations while seeking higher than average returns. These Portfolios are for investors who can keep their money invested for longer periods, preferably at least five years, without needing to rely on this money for other purposes. The Navellier Performance Funds Portfolios are not suitable for investors seeking current income.

ONE INVESTMENT GOAL FOR ALL OUR PORTFOLIOS

All Navellier Performance Funds Portfolios have the same investment goal: to achieve long-term capital growth -- in other words, to increase the value of your investment over time. The investment goal of each Portfolio can only be changed with shareholder approval.

WHAT KIND OF FUND ARE WE?

The Navellier Performance Funds Portfolios are "no-load." This means there is no initial sales charge for buying or selling shares.

KEY DEFINITIONS

"We", "Us" and "Our" -- mean the Navellier Performance Funds.
"You" and "Your" -- mean the prospective investor.
"Fund" -- means all three* Navellier Performance Funds Portfolios.
"Portfolio" -- refers to each individual Navellier Performance Funds Portfolio, which combined, make up the "Fund."
"Market capitalization" -- means the number of shares available for trading multiplied by the price per share.
* Shares of The Navellier Mid Cap Growth (Class I) Portfolio are sold pursuant to a separate Prospectus.

LIMITED FEDERAL GUARANTEES

An investment in the Portfolios is not a bank deposit and has no FDIC protection. Please be aware that the Fund's investments in equity securities and money market securities have no FDIC protection.

               SHAREHOLDER AND ACCOUNT INQUIRIES: 1-800-622-1386

                CUSTOMER ASSISTANCE PHONE NUMBER: 1-800-887-8671

THE NAVELLIER MID CAP GROWTH PORTFOLIO                                     NPMDX
--------------------------------------------------------------------------------

THE PORTFOLIO SEEKS LONG-TERM CAPITAL GROWTH BY INVESTING MAINLY IN STOCKS OF MID-CAPITALIZATION COMPANIES WITH THE POTENTIAL TO RISE IN PRICE.

OUR PRINCIPAL STRATEGY

The Portfolio is designed to achieve the highest possible returns while minimizing risk. Our selection process focuses on fast growing companies that offer innovative products, services, or technologies to a rapidly expanding marketplace. We use an objective, "bottom-up," quantitative screening process designed to identify and select inefficiently priced growth stocks with superior returns compared to their risk characteristics.

We mainly buy stocks of companies which we believe are poised to rise in price. Our investment process focuses on "growth" variables including, but not limited to, earnings growth, reinvestment rate, and operating margin expansion.

We attempt to uncover stocks with strong return potential and acceptable risk characteristics. To do this, we use our proprietary computer model to calculate and analyze a "reward/risk ratio." The reward/ risk ratio is designed to identify stocks with above market average returns and risk levels which are reasonable for higher return rates.

Our research team then applies two or more sets of criteria to identify the most attractive stocks. Examples of these criteria include earnings growth, profit margins, reasonable price/earnings ratios based on expected future earnings, and various other fundamental criteria.

Stocks with the best combination of growth ratios are blended into a diversified portfolio.

Every quarter we evaluate our tests and re-weight their influence on the computer models as necessary. This allows us to continuously monitor which factors appear to be currently in favor in the financial markets. If a security does not meet the criteria of our reward/risk ratio and there are other available securities that do, we will probably sell the security that does not meet our criteria.

WHAT WE INVEST IN

Under normal conditions, the Portfolio invests at least 80% of its total assets in companies with market capitalization between $2 and $10 billion. The remaining 20% may be invested in other types of securities, such as:

     - bonds, cash, or cash equivalents, for temporary defensive purposes, if we believe it will help protect the Portfolio from potential losses, or to meet shareholder redemptions; and/or

     - up to 15% of its total assets in foreign securities traded on the United States market.

The Portfolio has adopted a policy to provide the Portfolio's shareholders with at least sixty (60) days' advance written notice written in plain English in the event of any change in investment policy.

THE PRINCIPAL RISKS

As with any mutual fund, there are risks to investing. We cannot guarantee we will meet our investment goals. Furthermore, it is possible that you may lose some or all of your money.

MARKET RISK Investment in common stocks is subject to the risks of changing economic, stock market, industry, and company conditions which could cause the Portfolio's stocks to decrease in value. The companies in the Portfolio are generally in a rapid growth phase and their stocks tend to fluctuate in value more often than most securities. Because we invest aggressively, the Portfolio could experience more price volatility than less aggressive funds.

LIQUIDITY RISK Smaller capitalization stocks trade fewer shares than larger capitalization stocks. This may make shares more difficult to sell if there are not enough buyers. Although we do not anticipate liquidity problems, the potential risk exists. You should not invest in the Portfolio unless you are willing to accept this risk.

FOREIGN SECURITIES RISKS

POLITICAL RISK The risk that a change in foreign government will occur and that the assets of a company in which the Portfolio has invested will be affected.

CURRENCY RISK The risk that a foreign currency will decline in value. The Portfolio may trade in currencies other than the U.S. dollar. An increase in the value of the U.S. dollar relative to a foreign currency will adversely affect the value of the Portfolio.

LIMITED INFORMATION RISK The risk that foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies and that less public information about their operations may exist.

EMERGING MARKET COUNTRY RISK The risk associated with investment in foreign securities is heightened in connection with investments in the securities of issuers in emerging markets, as these markets are generally more volatile than the markets of developed countries.

SETTLEMENT AND CLEARANCE RISK The risk associated with the clearance and settlement procedures in non-U.S. markets, which may be unable to keep pace with the volume of securities transactions and may cause delays.

LIQUIDITY RISK Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors. Over-the-counter securities may also be less liquid than exchange-traded securities.

PORTFOLIO TURNOVER

Before investing in a mutual fund you should review its portfolio turnover rate. This gives an indication of how transaction costs could affect the Portfolio's performance. The more often stocks are traded, the more a portfolio will be charged brokerage commissions, dealer mark-ups, and other transaction costs that lower performance. In addition, sales of stocks may generate capital gains taxes. Short term trading may result in short term capital gains which are taxed as ordinary income to shareholders. Thus a high portfolio turnover rate could increase costs and capital gains taxes, but may be necessary in order to attempt to maximize performance. We do not expect the Portfolio to have a turnover rate of more than 300% each year, and it may be lower. We will go higher if it will improve the Portfolio's performance.

HOW THE PORTFOLIO HAS PERFORMED

The charts below give some indication of the risks or rewards of investing in the Mid Cap Growth Portfolio.

YEAR BY YEAR TOTAL RETURN This chart shows how the Portfolio's performance has changed from year to year. Fees are not included in this chart. If they were, the Portfolio's returns would be less than those shown.

                                 MID CAP GROWTH
[BAR GRAPH - figures in per cent]


1997                                                                             26.18
1998                                                                             12.31
1999                                                                            126.97
2000                                                                              3.63
2001                                                                            -27.14
2002                                                                            -22.83
2003                                                                             31.31
2004                                                                             14.40



HIGHEST AND LOWEST QUARTERLY RETURNS This chart shows the range of returns experienced by the Portfolio since it began operations on November 26, 1996.

Highest Quarter: up 50.33% (4th quarter 1999)
                                  Lowest Quarter: down 22.57% (1st quarter 2001)


AVERAGE ANNUAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2004 This chart compares the Portfolio's average annual returns to the Russell Mid Cap Growth Index for the same time period. This information may help provide an indication of the Portfolio's risks and potential rewards. All figures assume reinvestment of dividends and distributions. The Portfolio's past performance (before and after taxes) is not a guarantee of how it will perform in the future.



                                                                       Since Inception
  NAVELLIER MID CAP GROWTH PORTFOLIO        1 Year        5 Years       Annualized (1)
-----------------------------------------------------------------------------------------
Return Before Taxes.....................    14.40%        -2.63%       14.03%
Return After Taxes on Distributions.....    14.40%        -2.74%       13.52%
Return After Taxes on Distributions and
  Sale of Fund Shares...................     9.36%        -2.26%       12.28%
Russell Mid Cap Growth (2)..............    15.48%        -3.36%        7.63%


After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The loss (if any) in the "Return after taxes on distributions and sale of fund shares" column above may be less than that shown in the "Return after taxes on distributions only" column because it is assumed that the shareholder is subject to the highest federal marginal tax rates and the loss will offset other income that would have otherwise been subject to those higher marginal tax rates. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The indices' returns reflect no deduction for fees, expenses or taxes. The

Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

(1) The effective date of the Mid Cap Growth Portfolio was November 26, 1996. Performance was measured against the Russell Mid Cap Growth Index as of November 26, 1996.

(2) The Russell Mid Cap Growth Index measures the performance of those Russell Mid Cap companies with higher price-to-book ratios and higher forecasted growth values.

FEES AND EXPENSES OF THE PORTFOLIO*

This section will help you understand the fees and operating expenses of the Portfolio and how they may affect you. You pay the fees shown below directly to us when you buy or sell shares. Operating expenses are paid each year by the Portfolio.

FEES This table describes the fees you may pay if you buy and hold shares of the Portfolio. You pay no initial sales charges to buy or sell shares of the Mid Cap Growth Portfolio.


                                                                   CLASS A
                                                                   -------
Maximum Sales Charge (Load) Imposed on Purchases
  (as % of offering price) .......................................    None
Maximum Sales Charge (Load) Imposed on Purchases
  (as a % of net amount invested) ................................    None
Maximum Deferred Sales Charge (Load)
  (as % of redemption proceeds) ..................................    None
Maximum Sales Charge (Load) Imposed on Reinvested
  Dividends/Distributions ........................................    None
Redemption Fee (as % of amount redeemed, on shares
  held less than two months) .....................................    2.00%
                                                                      -----
Exchange Fee(1) ..................................................    None



(1) Shares of the Portfolio may be exchanged for shares of the other Navellier Performance Funds Portfolios at net asset value without charge.


OPERATING EXPENSES PAID EACH YEAR BY THE PORTFOLIO This table describes the operating expenses you may pay if you buy and hold shares of the Portfolio. Expenses are deducted from the Portfolio's income before dividends are paid. Some expenses are shared by all the Portfolios and are allocated on a pro rata basis.


                                      (as a % of average daily net assets)
Management Fees....................................................  0.84%
Distribution (and/or service)(12b-1) Fees..........................  0.25%
Other Expenses.....................................................  0.36%
  Administration Fees.......................................  0.10%
  Other Operating Expenses..................................  0.26%
Total Annual Portfolio Operating Expenses..........................  1.45%(1)



(1) Navellier's voluntary waiver of reimbursement of a portion of the Portfolio's administration and other operating expenses was 0.11% for year ended December 31, 2004, resulting in Net Total Annual Portfolio Operating Expenses of 1.34%. The Investment Adviser has also agreed to a future partial waiver of reimbursement for the fiscal year ended December 31, 2005 so that the Net Total Annual Portfolio Operating Expenses for 2005 do not exceed 1.34%.


FEE EXAMPLE This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. This example uses net annual operating expenses for the first year and total operating expenses for 3 years, 5 years and 10 years. Assuming the Adviser continues to reimburse the Portfolio, your actual expenses could be lower. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 year.........................  $  136
3 years........................  $  448
5 years........................  $  782
10 years.......................  $1,726


* A separate class of shares -- Class I shares -- to the Mid Cap Growth Portfolio of the Fund are offered. A separate prospectus and Statement of Additional Information for the Class I shares of the Mid Cap Growth Portfolio of the Fund which contain the fees and expenses applicable to the Class I shares are filed and available from the Distributor or from the SEC at the locations set forth in the "Need to Know More?" section of this prospectus.

EXPENSES PAID TO THE DISTRIBUTOR

The Portfolio is allowed to pay fees to the Distributor and others for promoting, selling, and distributing its shares. These are commonly called "12b-1 fees." Because these fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges, such as a sales commission at the time of purchase ("front end load") or sale ("back end load"). Payments are made monthly and can total up to 0.25% of the Portfolio's average daily net assets per year.


NAVELLIER MID CAP GROWTH PORTFOLIO -- MORE INFORMATION
INVESTMENT OBJECTIVES AND RISKS



Information about the Navellier Mid Cap Growth Portfolio's investment objectives, implementation of those investment objectives, investment strategy, trading activity (portfolio turnover) and risks in investing in this portfolio are set forth at pages ___ - ___ above. Please refer to those pages.



PORTFOLIO HOLDINGS



A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Funds' SAI.

THE NAVELLIER AGGRESSIVE MICRO CAP PORTFOLIO                               NPMCX
--------------------------------------------------------------------------------

THE PORTFOLIO SEEKS LONG-TERM CAPITAL GROWTH BY INVESTING MAINLY IN STOCKS OF MICRO-CAPITALIZATION COMPANIES WITH THE POTENTIAL TO RISE IN PRICE.

OUR PRINCIPAL STRATEGY

The Portfolio is designed to achieve the highest possible returns while minimizing risk. Our selection process focuses on fast-growing companies that offer innovative products, services, or technologies to a rapidly expanding marketplace. We use an objective, "bottom-up," quantitative screening process designed to identify and select inefficiently priced growth stocks with superior returns compared to their risk characteristics.

We mainly buy stocks of companies which we believe are poised to rise in price. Our investment process focuses on "growth" variables including, but not limited to, earnings growth, reinvestment rate, and operating margin expansion.

We attempt to uncover stocks with strong return potential and acceptable risk characteristics. To do this, we use our proprietary computer model to calculate and analyze a "reward/risk ratio." The reward/risk ratio is designed to identify stocks with above market average returns and risk levels which are reasonable for higher return rates.

Our research team then applies two or more sets of criteria to identify the most attractive stocks. Examples of these criteria include earnings growth, profit margins, reasonable price/earnings ratios based on expected future earnings, and various other fundamental criteria.

Stocks with the best combination of growth ratios are blended into a diversified portfolio.

Every quarter we evaluate our tests and re-weight their influence on the computer models as necessary. This allows us to continuously monitor which factors appear to be currently in favor in the financial markets. If a security does not meet the criteria of our reward/risk ratio and there are other available securities that do, we will probably sell the security that does not meet our criteria.

WHAT WE INVEST IN

Under normal conditions, the Portfolio invests at least 80% of its total assets in companies with market capitalization under $1 billion. The remaining 20% may be invested in other types of securities, such as:

     - bonds, cash, or cash equivalents, for temporary defensive purposes, if we believe it will help protect the Portfolio from potential losses, or to meet shareholder redemptions; and/or

     - up to 15% of its total assets in foreign securities traded on the United States market.

The Portfolio has adopted a policy to provide the Portfolio's shareholders with at least sixty (60) days' advance written notice in plain English in the event of any change in investment policy.

THE PRINCIPAL RISKS

As with any mutual fund, there are risks to investing. We cannot guarantee we will meet our investment goals. Furthermore, it is possible that you may lose some or all of your money.

MARKET RISK Investment in common stocks is subject to the risks of changing economic, stock market, industry, and company conditions which could cause the Portfolio's stocks to decrease in value. The companies in the Portfolio are generally in a rapid growth phase and their stocks tend to fluctuate in value more often than most securities. Because we invest aggressively, the Portfolio could experience more price volatility than less aggressive funds.

LIQUIDITY RISK Micro capitalization stocks trade fewer shares than larger capitalization stocks. This may make shares more difficult to sell if there are not enough buyers. Although we do not anticipate liquidity problems, the potential risk exists. You should not invest in the Portfolio unless you are willing to accept this risk.

FOREIGN SECURITIES RISKS

POLITICAL RISK The risk that a change in foreign government will occur and that the assets of a company in which the Portfolio has invested will be affected.

CURRENCY RISK The risk that a foreign currency will decline in value. The Portfolio may trade in currencies other than the U.S. dollar. An increase in the value of the U.S. dollar relative to a foreign currency will adversely affect the value of the Portfolio.

LIMITED INFORMATION RISK The risk that the foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies and that less public information about their operations may exist.

EMERGING MARKET COUNTRY RISK The risk associated with investment in foreign securities is heightened in connection with investments in the securities of issuers in emerging markets, as these markets are generally more volatile than the markets of developed countries.

SETTLEMENT AND CLEARANCE RISK The risk associated with the clearance and settlement procedures in non-U.S. markets, which may be unable to keep pace with the volume of securities transactions and may cause delays.

LIQUIDITY RISK Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors. Over-the-counter securities may also be less liquid than exchange-traded securities.

PORTFOLIO TURNOVER
Before investing in a mutual fund you should review its portfolio turnover rate. This gives an indication of how transaction costs could affect the portfolio's performance. The more often stocks are traded, the more a portfolio will be charged brokerage commissions, dealer mark-ups, and other transaction costs that lower performance. In addition, sales of stocks may generate capital gains taxes. Short term trading may result in short term capital gains which are taxed as ordinary income to shareholders. Thus a high portfolio turnover rate could increase costs and capital gains taxes, but may be necessary in order to attempt to maximize performance. We do not expect the Portfolio to have a turnover rate of more than 300% each year, and it may be lower. We will go higher if it will improve the Portfolio's performance.

HOW THE PORTFOLIO HAS PERFORMED

The charts below give some indication of the risks or rewards of investing in the Aggressive Micro Cap Portfolio.

YEAR BY YEAR TOTAL RETURN This chart shows how the Portfolio's performance has changed from year to year. Fees are not included in this chart. If they were, the Portfolio's returns would be less than those shown.

                              AGGRESSIVE MICRO CAP
[BAR GRAPH - figures in per cent]


1998                                                                              0.1
1999                                                                             14.79
2000                                                                             23.82
2001                                                                            -14.54
2002                                                                            -22.68
2003                                                                             40.65
2004                                                                              9.43%



HIGHEST AND LOWEST QUARTERLY RETURNS This chart shows the range of returns experienced by the Portfolio since it began operations on March 17, 1997.

Highest Quarter: up 37.09% (1st quarter 2000)   Lowest Quarter: down 25.32% (3rd
quarter 2001)


AVERAGE ANNUAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2004 This chart compares the Portfolio's average annual returns to the Russell 2000 Growth Index for the same time period. This information may help provide an indication of the Portfolio's risks and potential rewards. All figures assume reinvestment of dividends and distributions. The Portfolio's past performance is not a guarantee of how it will perform in the future.





        NAVELLIER AGGRESSIVE                                         SINCE INCEPTION
        MICRO CAP PORTFOLIO             1 YEAR        5 YEARS           (ANNUALIZED)(1)
-------------------------------------------------------------------------------------
Return Before Taxes ..................   9.43%          4.72%                8.74%
Return After Taxes on Distributions...   9.43%          4.56%                8.40%
Return After Taxes on Distributions
  and Sale of Fund Shares.............   6.13%          3.99%                7.55%
Russell 2000 Growth Index(2)..........  14.31%         -3.57%                4.86%


After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The loss (if any) in the "Return after taxes on distributions and sale of fund shares" column above may be less than that shown in the "Return after taxes on distributions only" column because it is assumed that the shareholder is subject to the highest federal marginal tax rates and the loss will offset other income that would have otherwise been subject to those higher marginal tax rates. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The index's returns reflect no deduction for fees, expenses or taxes. The

Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

(1) The effective date of the Aggressive Micro Cap Portfolio was March 17, 1997. Performance was measured against the Russell 2000 Growth Index as of March 17, 1997.

(2) The Russell 2000 Growth Index contains those Russell 2000 securities with a greater-than-average growth orientation.

FEES AND EXPENSES OF THE PORTFOLIO

This section will help you understand the fees and operating expenses of this Portfolio and how they may affect you. You pay the fees shown below directly to us when you buy or sell shares. Operating expenses are paid each year by the Portfolio.

FEES This table describes the fees you may pay if you buy and hold shares of the Portfolio. You pay no initial sales charges to buy or sell shares of the Aggressive Micro Cap Portfolio.


                                                      CLASS A
                                                      -------
Maximum Sales Charge (Load) Imposed on
  Purchases (as % of offering price)................   None
Maximum Sales Charge (Load) Imposed on Purchases
  (as a % of net amount invested)...................   None
Maximum Deferred Sales Charge (Load)
  (as % of redemption proceeds).....................   None
Maximum Sales Charge (Load) Imposed on
  Reinvested Dividends/Distributions................   None

Redemption Fee (as % of amount redeemed on
  shares held less than two months).................   2.00%
Exchange Fee(1).....................................   None


Shares of the Portfolio may be exchanged for shares of the other Navellier Performance Funds Portfolios at net asset value without charge.

OPERATING EXPENSES PAID EACH YEAR BY THE PORTFOLIO This table describes the operating expenses you may pay if you buy and hold shares of this Portfolio. Expenses are deducted from the Portfolio's income before dividends are paid. Some expenses are shared by all the Portfolios and are allocated on a pro rata basis.


                                       (as a % of average daily net assets)
Management Fees....................................................   0.84%
Distribution (and/or service) (12b-1) Fees.........................   0.25%
Other Expenses.....................................................   1.64%
  Administration Fees.......................................  0.25%
  Other Operating Expenses..................................  1.39%
Total Annual Portfolio Operating Expenses..........................   2.73%(1)



(1) Navellier's voluntary waiver of reimbursement of a portion of the Portfolio's administration and other operating expenses was 1.24% for year ended December 31, 2004, resulting in Net Total Annual Portfolio Operating Expenses of 1.49%. The Investment Adviser has also agreed to a future partial waiver of reimbursement for the fiscal year ended December 31, 2005 so that the Net Total Annual Portfolio Operating Expenses for 2005 do not exceed 1.49%.


FEE EXAMPLE This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. This example uses net annual operating expenses for the first year and total operating expenses for 3 years, 5 years and 10 years. Assuming the Adviser continues to reimburse the Portfolio, your actual expenses could be lower. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 year.........................  $  152
3 years........................  $  730
5 years........................  $1,334
10 years.......................  $2,970


EXPENSES PAID TO THE DISTRIBUTOR

The Portfolio is allowed to pay fees to the Distributor and others for promoting, selling, and distributing its shares. These are commonly called "12b-1 fees." Because these fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges, such as a sales commission at the time of purchase ("front end load") or sale ("back end load"). Payments are made monthly and can total up to 0.25% of the Portfolio's average daily net assets per year.


NAVELLIER AGGRESSIVE MICRO CAP PORTFOLIO -- MORE INFORMATION
INVESTMENT OBJECTIVES AND RISKS



Information about the Navellier Aggressive Micro Cap Portfolio's investment objectives, implementation of those investment objectives, investment strategy, trading activity (portfolio turnover) and risks in investing in this portfolio are set forth at pages ___ - ___ above. Please refer to those pages.



PORTFOLIO HOLDINGS



A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Funds' SAI or in the Fund's website.

THE NAVELLIER FUNDAMENTAL A PORTFOLIO
--------------------------------------------------------------------------------



THE PORTFOLIO SEEKS LONG-TERM CAPITAL GROWTH BY INVESTING GENERALLY IN A COMBINATION OF VALUE, GROWTH AND INTERNATIONAL STOCKS OF COMPANIES WHICH HAVE THE POTENTIAL TO RISE IN PRICE.


OUR PRINCIPAL STRATEGY


The Portfolio is designed to achieve the highest possible returns while minimizing risk. The investment objective of the Portfolio is capital appreciation. The Portfolio will invest primarily in publicly-traded securities including common stocks, preferred stocks, stock warrants and rights, bonds, debentures, convertible securities, and other debt obligations. While there is no specified investment strategy other than capital appreciation, generally, the Portfolio's strategy to achieve capital appreciation will be to construct a portfolio of value, growth and international securities which are deemed by the Investment Advisor to have "grades" in the top 20 percent in each of eight fundamental criteria. Our selection process focuses on fast-growing companies that offer innovative products, services, or technologies to a rapidly expanding marketplace. We use an objective, "bottom-up," quantitative screening process designed to identify and select inefficiently priced growth stocks with superior returns compared to their risk characteristics.


We mainly buy stocks of companies which we believe are poised to rise in price. Our investment process focuses on "growth" variables including, but not limited to, earnings growth, reinvestment rate, and operating margin expansion.

We attempt to uncover stocks with strong return potential and acceptable risk characteristics. To do this, we use our proprietary computer model to calculate and analyze a "reward/risk ratio." The reward/risk ratio is designed to identify stocks with above market average returns and risk levels which are reasonable for higher return rates.

Our research team then applies two or more sets of criteria to identify the most attractive stocks. Examples of these criteria include earnings growth, profit margins, reasonable price/earnings ratios based on expected future earnings, and various other fundamental criteria.


Stocks with the best combination of growth ratios and value criteria are blended into a non-diversified portfolio.


Every quarter we evaluate our tests and re-weight their influence on the computer models as necessary. This allows us to continuously monitor which factors appear to be currently in favor in the financial markets. If a security does not meet the criteria of our reward/risk ratio and there are other available securities that do, we will probably sell the security that does not meet our criteria.

WHAT WE INVEST IN


There is no restriction on market capitalization of the companies invested in and the Investment Advisor may invest in other types of securities, such as:


     -- bonds, cash, or cash equivalents, for temporary defensive purposes, if we believe it will help protect the Portfolio from potential losses, or to meet shareholder redemptions; and/or

     -- up to 15% of its total assets in foreign securities traded on the United States market.

The Portfolio has adopted a policy to provide the Portfolio's shareholders with at least sixty (60) days' advance written notice in plain English in the event of any change in investment policy.

The Portfolio is a "non-diversified" portfolio, which means it may invest up to 10% of its total assets in the securities of a single company and up to 25% of its total assets in any one industry. We often invest a significant portion of the Portfolio's total assets in selected stocks, so the Portfolio offers greater potential for capital appreciation as well as greater risk of loss.

THE PRINCIPAL RISKS

As with any mutual fund, there are risks to investing. We cannot guarantee we will meet our investment goals. Furthermore, it is possible that you may lose some or all of your money.

MARKET RISK Investment in common stocks is subject to the risks of changing economic, stock market, industry, and company conditions which could cause the Portfolio's stocks to decrease in value. The companies in the Portfolio are generally in a rapid growth phase and their stocks tend to fluctuate in value more often than most securities. Because we invest aggressively, the Portfolio could experience more price volatility than less aggressive funds.

CONCENTRATED INVESTMENT RISK The Portfolio may involve more risk than other Navellier Performance Portfolios. This is because it is not a diversified portfolio which means the Portfolio can invest up to 25% of its total assets in a single company or industry, and the price movements of a stock that is a large part of a portfolio's holdings will have more impact on the overall value of the portfolio. The larger the holding, the greater the impact. In recognition of this risk, the Portfolio may only invest up to 10% of its total assets in one company and up to 25% of its total assets in one industry.

LIQUIDITY RISK Small capitalization stocks trade fewer shares than larger capitalization stocks. This may make shares more difficult to sell if there are not enough buyers. Although we do not anticipate liquidity problems, the potential risk exists. You should not invest in the Portfolio unless you are willing to accept this risk.

FOREIGN SECURITIES RISKS

POLITICAL RISK The risk that a change in foreign government will occur and that the assets of a company in which the Portfolio has invested will be affected.

CURRENCY RISK The risk that a foreign currency will decline in value. The Portfolio may trade in currencies other than the U.S. dollar. An increase in the value of the U.S. dollar relative to a foreign currency will adversely affect the value of the Portfolio.

LIMITED INFORMATION RISK The risk that foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies and that less public information about their operations may exist.

EMERGING MARKET COUNTRY RISK The risk associated with investment in foreign securities is heightened in connection with investments in the securities of issuers in emerging markets, as these markets are generally more volatile than the markets of developed countries.

SETTLEMENT AND CLEARANCE RISK The risk associated with the clearance and settlement procedures in non-U.S. markets, which may be unable to keep pace with the volume of securities transactions and may cause delays.

LIQUIDITY RISK Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors. Over-the-counter securities may also be less liquid than exchange-traded securities.

PORTFOLIO TURNOVER

Before investing in a mutual fund you should review its portfolio turnover rate. This gives an indication of how transaction costs could affect the portfolio's performance. The more often stocks are traded, the more a portfolio will be charged brokerage commissions, dealer mark-ups, and other transaction costs that lower performance. In addition, sales of stocks may generate capital gains taxes. Short term trading may result in short term capital gains which are taxed as ordinary income to shareholders. Thus a high portfolio turnover rate could increase costs and capital gains taxes, but may be necessary in order to attempt to maximize performance. We do not expect the Portfolio to have a turnover rate of more than 300% each year, and it may be lower. We will go higher if it will improve the Portfolio's performance.

HOW THE PORTFOLIO HAS PERFORMED


This is a newly organized Portfolio, which was organized on February 28, 2005, and therefore has no operating history for at least one calendar year.

FEES AND EXPENSES OF THE PORTFOLIO

This section will help you understand the fees and operating expenses of the Portfolio and how they may affect you. You pay the fees shown below directly to us when you buy or sell shares. Operating expenses are paid each year by the Portfolio.


FEES This table describes the fees you may pay if you buy and hold shares of the Portfolio. You pay no initial sales charges to buy or sell shares of the Fundamental A Portfolio.



                                                           Class A
                                                         -----------
Maximum Sales Charge (Load) Imposed on Purchases (as
  % of offering price) .............................        None
Maximum Sales Charge (Load) Imposed on Purchases (as a
  % of net amount invested) ........................        None
Maximum Deferred Sales Charge (Load) (as % of
  redemption proceeds) .............................        None
Maximum Sales Charge (Load) Imposed on Reinvested
  Dividends/Distributions ..........................        None

Redemption Fee (as % of amount redeemed on shares
  held less than two months) .......................        2.00%
Exchange Fee(1) ....................................        None



(1) Shares of the Portfolio may be exchanged for shares of the other Navellier Performance Funds Portfolios at net asset value without charge.



OPERATING EXPENSES PAID EACH YEAR BY THE PORTFOLIO This table describes the operating expenses you may pay if you buy and hold shares of the Portfolio. Expenses are deducted from the Portfolio's income before dividends are paid. Some expenses are shared by all the Portfolios and are allocated on a pro rata basis. Since this is a newly organized portfolio with no operating history, some of the expenses are based on estimates.


                                        (as a % of average daily net assets)
Management Fees....................................................    0.84%
Distribution (and/or service) (12b-1) Fees.........................    0.25%
Other Expenses.....................................................    0.91%
  Administration Fees.......................................  0.25%
  Other Operating Expenses..................................  0.66%
Total Annual Portfolio Operating Expenses..........................    2.00%(1)


(1) The Investment Adviser has agreed to voluntarily waive reimbursement of a portion of the Portfolio's administration and other operating expenses it advances for the year ended December 31, 2005 so that Net Total Annual Portfolio Operating Expenses do not exceed 1.49%. The Investment Adviser has also agreed to a future partial waiver of reimbursement for the fiscal year ended December 31, 2006 so that the Net Total Portfolio Operating Expenses do not exceed 1.49%.


FEE EXAMPLE This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. This example uses net annual operating expenses for the first year and total operating expenses for 3 years, 5 years and 10 years. Assuming the Adviser continues to reimburse the Portfolio, your actual expenses could be lower. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 year.........................  $  152
3 years........................  $  578

EXPENSES PAID TO THE DISTRIBUTOR


The Portfolio is allowed to pay fees to the Distributor and others for promoting, selling, and distributing its shares. These are commonly called "12b-1 fees." Because these fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges, such as a sales commission at the time of purchase ("front end load") or sale ("back end load"). Payments are made monthly and can total up to 0.25% of the Portfolio's average daily net assets per year.



NAVELLIER FUNDAMENTAL A PORTFOLIO -- MORE INFORMATION
INVESTMENT OBJECTIVES AND RISKS



Information about the Navellier Fundamental A Portfolio's investment objectives, implementation of those investment objectives, investment strategy, trading activity (portfolio turnover) and risks in investing in this portfolio are set forth at pages ___ - ___ above. Please refer to those pages.



PORTFOLIO HOLDINGS



A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Funds' SAI or in the Fund's website.

MANAGEMENT


WHO IS RESPONSIBLE FOR THE PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT ADVISER


Navellier & Associates, Inc. ("Navellier") is the Investment Adviser to all the Portfolios. Navellier is located at One East Liberty, Third Floor, Reno, Nevada, 89501.


Navellier approaches the investment process as a team. Through the efforts of our research and portfolio management staff we are able to effectively implement Navellier's unique investment philosophy. Leading this team of investment professionals is Louis Navellier. Each of our Portfolios is managed by an investment team led by one of our Portfolio Managers. The Portfolio Manager makes the day-to-day decisions regarding buying and selling specific securities for the Portfolio.


PORTFOLIO MANAGERS



LOUIS G. NAVELLIER has been the CEO and President of Navellier & Associates, Inc. since 1987. He has an aggressive investment style suitable only for investors willing to accept a little more risk and who can hold stocks long-term. Mr. Navellier developed a computer model based on an existing proven model, which identifies attractive stocks to meet the goals of each Portfolio. He has been advising Portfolio Managers based on his investment technique since 1987. Mr. Navellier has the final decision making authority on stock purchases and sales and is ultimately responsible for all decisions regarding the Portfolios.



Mr. Navellier is the Portfolio Manager responsible for the management of the Navellier Fundamental A Portfolio and participates on the management teams of the Navellier Aggressive Micro Cap Portfolio and Navellier Mid Cap Growth Portfolio.


MICHAEL BORGEN has eight years experience in the securities industry and joined Navellier in 1995 as a Quantitative Research Analyst. At Navellier, Mr. Borgen is the Portfolio Manager responsible for the management of the Navellier Mid Cap Growth Portfolio and Navellier Aggressive Micro Cap Portfolio. In addition, Mr. Borgen conducts ongoing research enhancements of the firm's quantitative investment process and works on product development.


INVESTMENT ADVISER'S FEE Navellier & Associates, Inc. receives a 0.84% annual fee for managing each of the Fund portfolios payable monthly, based upon each Portfolio's average daily net assets. We also receive a 0.25% annual fee for providing administrative services. These are the same fees which Navellier Management, Inc. received.



Navellier & Associates Inc., which also employed the same investment advisory personnel that provided investment advisory services on behalf of Navellier Management, Inc., assumed the position of investment advisor to the Fund and each of its Portfolios pursuant to investment advisory agreements with each of the portfolios with no change in personnel or investment strategy as of January 1, 2005.



A discussion regarding the basis for the Board of Trustees approving the investment advisory fee agreement, which was the same basis for approving the Navellier Management, Inc. fee, is available in the Fund's annual report for the fiscal year 2004. Additional information about the portfolio managers' compensation, their accounts managed and their holdings of securities in the Fund is available in the SAI.



LEGAL PROCEEDINGS There are no material legal proceedings involving Navellier & Associates, Inc. or Navellier Securities Corp. which would have a material adverse effect on their ability to perform their duties or on the Fund.



CAPITAL STOCK There are no unique restrictions in holding or selling shares of the Fund that might expose investors to significant risk.



DISTRIBUTOR

Navellier Securities Corp. is the Distributor for the Portfolios and is responsible for the sale and distribution of shares to individual shareholders and broker-dealers. Mr. Navellier is 100% owner of the Distributor.

TRANSFER AGENT
  Integrated Fund Services, Inc.
  221 E. 4th Street, Suite 300
  Cincinnati, Ohio 45202



CUSTODIAN
  FBR National Trust Company
  4922 Fairmont Ave.
  Bethesda, MD 20814



LEGAL COUNSEL
  Samuel Kornhauser
  Law Offices of Samuel Kornhauser
  155 Jackson Street, Suite 1807
  San Francisco, California 94111



INDEPENDENT REGISTERED ACCOUNTING FIRM
  Tait, Weller & Baker
  1818 Market Street, Suite 2400
  Philadelphia, PA 19103


ACCOUNT POLICIES
--------------------------------------------------------------------------------

Here are some important details to know before investing in a Navellier Performance Funds Portfolio:

HOW WE PRICE SHARES

Shares are priced at net asset value (NAV). The net asset value is calculated by adding the values of all securities and other assets of the Portfolio, subtracting liabilities, and dividing by the number of outstanding shares.

WHEN SHARES ARE PRICED

NAV calculations are made once each day, after the close of trading (4:00 p.m. Eastern Time). Shares are not priced on any national holidays or other days when the New York Stock Exchange (NYSE) is closed.

IMPORTANT INFORMATION ABOUT FOREIGN STOCK TRADES

Foreign stock trades may occur on days when the NYSE is closed. As a result, share values may change when you are unable to buy or sell shares.

NOTIFICATION OF CHANGES

You will be notified of any significant changes to the Portfolios in writing at least 90 days before the changes take effect.

WHEN STATEMENTS ARE SENT

We will send you an account statement at least quarterly.


HOW TO BUY, SELL, AND EXCHANGE SHARES
--------------------------------------------------------------------------------



Here are some general rules to consider:



THREE WAYS TO PLACE ORDERS



You may place an order with:



     -  the Distributor, Navellier Securities Corp.;



     -  the Transfer Agent, Integrated Fund Services, Inc.; or



     -  one of our selected broker-dealers.



PURCHASE MINIMUMS



You may buy Navellier Performance Portfolios for:



     - an initial amount of at least $2,000 per Portfolio (at least $500 per Portfolio for an IRA or other tax qualified retirement plan); and,



     -  additional investments of at least $100 per Portfolio.



PLEASE NOTE: Shares of the Fund may be purchased, in amounts less than the minimum purchase amount, by persons participating in an authorized third-party's wrap program. Such persons should request instructions on how to invest or redeem from the wrap program's sponsor.



MINIMUM ACCOUNT BALANCES



Accounts of less than $2,000 per Portfolio ($500 per Portfolio for IRAs) are expensive to maintain. Therefore, if you sell an amount of shares that brings your account balance below the minimum, we may ask you to add to the account to raise it above the minimum. If, 30 days later, the balance is still below the minimum, we have the right to sell the shares and close the account without your consent. (We will not close accounts if the balance falls because of market price fluctuations.)



PRICING



     - The Portfolios' share prices change daily, so the price of shares you wish to purchase or redeem will be determined the next time the Portfolios' share prices are calculated after the transfer agent receives your request in good order.



     - A Portfolio's share price, or Net Asset Value (NAV), is calculated by dividing the value of all securities and other assets owned by the Portfolio, less the liabilities charged to the Portfolio by the number of Portfolio shares outstanding.



     - The Portfolios' share prices are generally calculated as of the close of trading on the New York Stock Exchange (NYSE) (4:00 p.m. Eastern Time) every day the NYSE is open.



     - The Funds' share prices will not be calculated on holidays the NYSE observes. NYSE holiday schedules are subject to change without notice. The NYSE may close early on the day before each of these holidays and the day after Thanksgiving and Christmas.



     - The Portfolios' investments are primarily valued using market quotations. Debt securities (other than short-term instruments) are valued at prices furnished by a pricing service, subject to review and possible revision by the Advisor. Short-term securities are valued at either original cost or amortized cost, both of which approximate current market value.



     - If market quotations are not readily available for the Portfolios' investments in securities such as restricted securities, private placements, securities for which trading has been halted or other illiquid securities, these investments will be valued at fair value by the Advisor subject to the supervision of the Board of Trustees.



     - Despite best efforts, there is an inherent risk that the fair value of an investment may be higher or lower than the value the Portfolio would have received if it had sold the investment.



     - The Portfolios may hold portfolio securities, such as those traded on foreign exchanges, that trade on weekends or other days when the Portfolios' shares are not priced. Therefore, the value of the Portfolios' shares may change on days when shareholders will not be able to purchase or redeem shares.

DIVIDENDS



You will be credited with dividends for shares on the day you purchase them, but you will not be credited with dividends for shares on the day you sell them.



WHEN YOU RECEIVE YOUR MONEY



You may instruct us to deposit the proceeds of a sale into the FBR Fund for Government Investors, an unaffiliated money market mutual fund, or to mail you the proceeds. Normally, we will mail your check within seven days of the redemption. (This generally applies in cases of very large redemptions, excessive trading or during unusual market conditions.) If you sell all your shares, you will receive an amount equal to the total value of the shares plus all declared but unpaid dividends. If you purchase Fund shares by check and then submit a redemption request by mail or telephone, the redemption order may not be accepted until your check has cleared, which may take up to 15 days. To eliminate this delay, you may purchase shares of the Fund by wire.



RESTRICTIONS ON PHONE ORDERS



The Fund and its Transfer Agent will not be responsible for the authenticity of phone instructions or any losses, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. You automatically receive telephone redemption and exchange privileges when you invest in the Fund. Telephone redemption is not available for shares held in IRAs. Furthermore, you must wait 30 days after notifying Integrated Fund Services, Inc. of a change in your address before selling your shares by telephone. Each Portfolio may change, modify, or terminate its telephone redemption services at any time upon 30 days' notice. If you or your financial institution transact business with the Fund over the telephone, you will generally bear the risk of any loss.



CHANGING THE TERMS



We can change any of the methods of buying or selling after giving you 30 days' written notice.



EXCHANGING SHARES



You may instruct us to exchange shares in one Navellier Portfolio for shares in another Navellier Portfolio. We will do this by selling the shares in one Portfolio and buying shares in another. There are certain limitations:



     - The amount must be at least $2,000 ($500 for IRAs) if you're exchanging into a Portfolio for the first time; or $100 if you have already bought shares in that Portfolio.



     -  You may make only one exchange within any 30-day period.



     -  You may make up to 2 exchanges per quarter.



BUYING SHARES



BY MAIL



FILL OUT AN APPLICATION Complete an application naming the Portfolio or Portfolios in which you are investing and how much money is to be invested in each.



WRITE A CHECK  Make the check payable to "The Navellier Performance Funds."



SEND THE CHECK AND APPLICATION  Mail the check and application to:



     The Navellier Performance Funds



     c/o Integrated Fund Services, Inc.,


     P. O. Box 5354,


     Cincinnati, OH 45202



Once your check and properly completed application are received, your shares will be bought at the next determined NAV. For example, if we receive your check after 4:00 p.m. Eastern time, the purchase will be made based on the shares' NAV of the next trading day. If additional information is required, your application will be considered incomplete until we have received it.



PLEASE NOTE: We do not accept cash, money orders, travelers' checks, foreign checks, credit card convenience checks, third party checks or checks deemed to be high-risk. Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents. If we do not receive these required pieces of information, there may be a delay in processing your investment request, which could subject your investment to market risk. If we are unable to immediately verify your identity, the Fund may restrict further investment until your identity is verified. However, if we are unable to verify your identity, the Fund reserves the right to close your account without notice and return your investment to you at the price determined as of 4:00 p.m. Eastern time on the day in which your account is closed. If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.



BY WIRE



Please contact the Transfer Agent at 1-800-622-1386 for instructions.



BY AUTOMATIC PLAN



MAKE MONTHLY PURCHASES You may make automatic monthly purchases of Portfolio shares directly from your bank account. Simply complete the Automatic Investment Program section of the application authorizing your bank to transfer money from your checking account to Integrated Fund Services, Inc. This is a free service, and you may discontinue it at any time.



PLEASE NOTE:  The Fund reserves the right to reject any purchase order.

SELLING OR EXCHANGING SHARES



You may request that the Portfolio redeem all or a part of your shares. The price of the shares you redeem will be determined the next time the Portfolio's share price is calculated after the Transfer Agent receives your request in good order.



REDEMPTION FEE



- The Portfolio will deduct a fee of 2.00% from redemption proceeds on Portfolio shares held less than two months.



- Exchanges on shares held less than two months will trigger the redemption fee.



- The redemption fee is paid directly to the Portfolio and is designed to offset brokerage commissions, market impact and other costs associated with fluctuations in Portfolio asset levels and cash flow caused by short term shareholder trading.



- If you bought shares on different days, the shares you held longest will be redeemed first for purposes of determining whether the redemption fee applies.



- The redemption fee does not apply to shares acquired through reinvestment of dividends and/or capital gains.



- The redemption fee does not apply to shares redeemed through the use of our automatic withdrawal plan.



- The redemption fee does not apply in the event of any involuntary redemption and/or exchange transactions, including those required by law or regulation, a regulatory agency, a court order, or as a result of a liquidation of a Portfolio by the Board of Trustees.



- The redemption fee may be waived for omnibus accounts held by financial intermediaries whose systems are unable to assess the redemption fee and certain employer-sponsored retirement accounts (including certain 401(k) and other types of defined contribution or employee benefit plans.)



- The redemption fee may be waived by the Funds' officers in any case where the nature of the transaction or circumstances do not pose the risks that the Board of Trustees' policies and procedures to prevent market timing are designed to mitigate. All waivers provided by the Funds' officers will be disclosed to the Funds' Board of Trustees at its next regularly scheduled quarterly meeting.



- The redemption fee assessed by certain financial intermediaries that have omnibus accounts in the Funds, including employer-sponsored retirement accounts, may be calculated using methodologies that differ from those utilized by the Funds' transfer agent. Such differences are typically attributable to system design differences unrelated to the investment in the Funds. These system differences are not intended or expected to facilitate market timing or frequent trading.



BY MAIL



SEND THE FOLLOWING INFORMATION You may redeem shares of a Fund on each day that the Fund is open for business by sending a written request to the Transfer Agent. The request must state the number of shares or the dollar amount to be redeemed and your account number. The request must be signed exactly as your name appears on the Fund's account records. If the shares to be redeemed have a value of $50,000 or more, your signature must have an original Medallion Signature Guarantee by any eligible guarantor institution, including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. In addition, an original Medallion Signature Guarantee is required in the following circumstances:



     - Proceeds to be paid when information on your investment application has been changed within the last 30 days (including a change in your name or your address, or the name or address of a payee)



     -  Proceeds are being sent to an address other than the address of record;



     - Proceeds or shares are being sent/transferred from a joint account to an individual's account



     - Proceeds to be paid via wire or ACH when bank instructions have been added or changed within 30 days of your redemption request



     - Proceeds or shares are being sent/transferred between accounts with different account registrations.



Medallion Signature Guarantees may be provided by any bank, broker-dealer, national securities exchange, credit union, or savings association that is authorized to guarantee signatures and which is acceptable to the Transfer Agent. Whenever a Medallion Signature Guarantee is required, each person required to sign for the account must have his signature guaranteed. Signature guarantees by notaries public are not acceptable.



The mailing address is:



     The Navellier Performance Funds



     c/o Integrated Fund Services, Inc.,


     P. O. Box 5354,


     Cincinnati, Ohio 45202



BY PHONE



MAKE A PHONE CALL Call Integrated Fund Services, Inc. at 1-800-622-1386 before 4:00 p.m. Eastern Time to have your shares sold that day.



HAVE YOUR INFORMATION READY Provide the proper personal identification information requested of you. We reserve the right to refuse the order if we cannot reasonably confirm the authenticity of the instructions.



BY AUTOMATIC PLAN



MAKE REGULAR WITHDRAWALS If you have a total of $25,000 or more invested in Navellier Performance Funds Portfolios, you may instruct us to make monthly, quarterly, or annual payments of any amount above $1,000 to anyone you name. Shares will be sold on the last business day of each month. Contact us to arrange this service.

BUYING OR SELLING THROUGH SELECTED BROKER-DEALERS



The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept purchase and redemption orders for the Fund. If you purchase through such a broker, your order will be priced at the NAV next determined after your broker or its designated intermediary accepts it. Contact your broker to determine whether it has an established relationship with the Distributor.



Certain broker-dealers may impose transaction charges or fees for services. However, shares of the Fund purchased directly from the Fund will be free of any such transaction charges or service fees.



HOW DEALERS ARE COMPENSATED

Dealers are paid for selling shares of the Navellier Performance Funds. Brokers will be paid a service fee depending on the average net assets in the Portfolio in which they purchase shares. These fees are paid from the 12b-1 fee deducted from each Portfolio. In addition to covering the cost of commissions and service fees, the 12b-1 fee is used to pay for other expenses such as sales literature, prospectus printing and distribution and compensation to the distributor and its wholesalers. For more information on the 12b-1 fees for each Portfolio, see the "Fees and Expenses of the Portfolio" section for each Portfolio. Certain broker-dealers may also impose transaction charges or fees for services. However, shares of the Fund purchased directly from the Fund will be free of any such transaction charges or service fees.



RULE 12b-1 PLAN



The Fund has adopted a plan under Rule 12b-1 that provides for fees payable as an expense and are used to pay for distribution and other services provided to shareholders. Seventy-five percent (75%) of the 12b-1 fee shall be paid for distribution activities and twenty-five percent (25%) for shareholder services. Because 12b-1 fees are paid out of fund assets on an ongoing basis, they will, over time, increase the cost of investment and may cost more than other types of sales charges. Long-term shareholders may pay more than the economic equivalent of the maximum initial sales charges permitted by the National Association of Securities Dealers. Investors may also be charged a transaction fee if they effect transactions in Fund shares through a broker or agent. The 12b-1 fees charged may exceed the actual costs of distribution and/or service.



EXCESSIVE TRADING

The exchange privilege is not intended as a vehicle for short-term or excessive trading. As a general rule, the Fund does not approve of excessive trading/market-timing. Excessive purchases, redemptions or exchanges of fund shares may disrupt portfolio management and may drive fund expenses higher. The Fund may limit or terminate your exchange privileges or may not accept future investments from you if you engage in excessive trading. In determining excessive trading, we consider frequent purchases and redemptions having similar effects as exchanges to be excessive trading.


POLICIES TO PREVENT MARKET TIMING



The Fund is not designed for market timing organizations or other entities using programmed or frequent exchanges. Short-term trading or "market timing" involves frequent purchases and redemptions of fund shares and may present risks for long-term shareholders of the fund including among other things, dilution in the value of fund shares held by long-term shareholders, interference in the efficient management of the fund's portfolio, increased brokerage and administrative costs and forcing the fund to hold excess levels of cash. One form of market timing is called "time zone arbitrage." This occurs when shareholders of portfolios that primarily invest in securities that are listed on foreign exchanges take advantage of time zone differences between the close of foreign markets on which the portfolios' securities trade and the close of the U.S. markets, which is when the portfolio's share prices are calculated. Arbitrage opportunities may also occur in portfolios that do not invest in foreign securities. For example, if trading in a security held by a portfolio is halted and does not resume prior to the time the portfolio's share price is calculated, such "stale pricing" presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, portfolios that hold thinly-traded securities, such as certain micro- or small-capitalization securities, may be exposed to varying levels of pricing arbitrage.



The Navellier Performance Funds portfolios are intended as long-term investments. Therefore, the Funds' Board of Trustees has adopted policies and procedures which are set forth herein and administered through the Transfer Agent and the Funds' staff and reviewed periodically by the Chief Compliance Officer and Board of Trustees for compliance and which are designed to prohibit short-term trading, excessive exchanges and other market timing activities. Steps the Funds have taken include: periodically reviewing individual shareholder trading activity to identify shareholders who are making excessive transactions or otherwise trading portfolios inappropriately, imposing a 2.00% redemption fee on shares held less than two months and providing the Fund discretion to reject an exchange, at any time, for any reason.



The redemption fee may be waived for omnibus accounts held by financial intermediaries whose systems are unable to assess the redemption fee and certain employer-sponsored retirement accounts (including certain 401(k) and other types of defined contribution or employee benefit plans.



The redemption fee may be waived by the Funds' officers in any case where the nature of the transaction or circumstances do not pose the risks that the Board of Trustees' policies and procedures to prevent market timing are designed to mitigate. All waivers provided by the Funds' officers will be disclosed to the Funds' Board of Trustees at its next regularly scheduled quarterly meeting.



The Portfolios cannot always know about or reasonably detect excessive trading by shareholders who purchase shares of the Funds through financial intermediaries. Intermediaries generally maintain omnibus accounts with the Funds, which do not allow access to individual shareholders' account information. With respect to trades that occur through omnibus accounts at intermediaries, the Funds have requested assurance that intermediaries have policies to prevent market timing.



The Fund reserves the right to reject any specific purchase order, including an order made by a market timer. Any redemption that is made as a result of this activity will be subject to any and all redemption fees.


PLEASE NOTE: The Fund reserves the right to delay sending redemption proceeds for up to seven days.

UNDERSTANDING EARNINGS
--------------------------------------------------------------------------------

A Portfolio may pay you dividends or distributions. Here are some specifics about these earnings:

THREE KINDS OF DIVIDENDS

Dividends paid to you could be:

     -  return of capital (a repayment of the money you invested);

     -  dividends or interest earned by shares of the securities in a Portfolio;

     -  capital gains earned by selling shares of stocks at a profit.

WHEN DIVIDENDS AND DISTRIBUTIONS ARE PAID

Each Portfolio will distribute all of its net investment income and net realized capital gains (if any) once a year, usually in December.

YOUR CHOICE: SHARES OR CASH

You may choose to receive dividends or distributions in one of two ways:

     - We will automatically reinvest your dividends and distributions in additional shares of the Portfolio, priced at the net asset value, unless you ask to be paid in cash. We have the right to alter this policy as long as we notify you at least 90 days before the record date for a dividend or distribution; or

     - To be paid in cash, you must notify us in writing. Cash payments will be made by check and mailed to the address of record, unless you instruct us otherwise in writing.

WHO RECEIVES A DIVIDEND

You are entitled to a dividend or distribution if you buy shares before the close of business (4 p.m. Eastern Time) on the record date (the day the dividend or distribution is declared). Each Portfolio has the right to use this money until the date of payment to you.

UNDERSTANDING TAXES
--------------------------------------------------------------------------------

Distributions received in cash or additional shares of a portfolio may be subject to federal income tax. The following are general rules concerning the tax consequences of investing in the Navellier Performance Funds Portfolios. Be sure to consult your tax adviser about the specific tax implications of your investments.

TAX CONSEQUENCES OF DIVIDENDS

Your dividends are taxable in the following ways:

     -  A return of capital is not taxable to you.

     - Dividends and interest earned by a portfolio are taxable to you as ordinary income.


     - Capital gains distributions are taxable as long-term capital gains, regardless of how long you have held the shares.

WHEN DIVIDENDS ARE TAXABLE

Dividends are taxable in the year they are declared. You could, therefore, receive a dividend payment in January that is taxable in the previous year because it was declared in the previous year.

TAX EXCEPTIONS

Dividends will not be taxable in the year they are paid if a portfolio is being held in a tax-advantaged account, such as an IRA.

GAINS AND LOSSES

If you sell or exchange shares, you will usually realize either a gain or a loss (based on the difference between what you paid for the shares and the price at which you sold or exchanged them). These gains and losses may be subject to federal income tax, are usually treated as capital gains, and will be either long-term or short-term depending on how long you held the shares.

REPORTING


You must report all dividends and redemptions. A fund may be required to withhold U.S. federal income tax on all taxable distributions and sales payable to shareholders who fail to provide their correct taxpayer identification number or to make required certification, or who have been notified by the Internal Revenue Service that they are subject to backup withholding.


STATE AND LOCAL TAXES

Dividends may be subject to state and local taxes.


FOREIGN TAX DEDUCTION



If the Portfolio pays foreign withholding or other taxes, it may make an election that may entitle you to take these as either a deduction or credit on your taxes. If more than 50% of a Portfolio's total assets in a fiscal year are foreign securities, that Portfolio may make that election.


BE CAREFUL: TIMING CAN MAKE A DIFFERENCE

Capital gains and dividends reduce the net asset value (NAV) of each Portfolio share. Before buying shares, be aware when dividends, including capital gains distributions, are expected to be paid. If they are paid shortly after you purchase shares, the value of your shares will be reduced and the dividend or distribution will be taxable to you, even though the account will have the same value before and after the distribution.

"UNDELIVERABLE" OR "UNCASHED" DIVIDEND CHECKS

If you elect to receive dividends and distributions in cash and the payment (1) is returned and marked as "undeliverable" or (2) remains uncashed for six months, your cash election will be changed automatically and future dividends will be reinvested in the Portfolio at the per share Net Asset Value determined as of the date of payment. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and then reinvested in the Portfolio at the per share Net Asset Value determined as of the date of cancellation.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



The financial highlights are intended to help you understand each Portfolio's financial performance to date. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate you would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker, whose report, along with the Portfolios' financial statements, are included in the SAI or annual report, available upon request.



                                                  MID CAP GROWTH
                                                    PORTFOLIO
                               ----------------------------------------------------
                                                  REGULAR CLASS
                               ----------------------------------------------------

                                         FOR THE YEARS ENDED DECEMBER 31,
                               ----------------------------------------------------
                                 2003       2002       2001       2000       1999
-----------------------------------------------------------------------------------
PER SHARE OPERATING
 PERFORMANCE:
Net Asset Value -- Beginning
 of Year.....................  $  17.34   $  22.47   $  30.84   $  30.20   $  13.65
-----------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT
 OPERATIONS:
Net Investment Loss..........     (0.18)     (0.16)     (0.05)     (0.25)     (0.08)
Net Realized and Unrealized
 Gain (Loss) on
 Investments.................      5.61      (4.97)     (8.32)      1.32(A)    17.40
-----------------------------------------------------------------------------------
Total from Investment
 Operations..................      5.43      (5.13)     (8.37)      1.07      17.32
-----------------------------------------------------------------------------------
DISTRIBUTIONS TO
 SHAREHOLDERS:
From Net Realized Gain.......        --         --         --      (0.43)     (0.77)
-----------------------------------------------------------------------------------
Net Increase (Decrease) in
 Net Asset Value.............      5.43      (5.13)     (8.37)      0.64      16.55
-----------------------------------------------------------------------------------
Net Asset Value -- End of
 Year........................  $  22.77   $  17.34   $  22.47   $  30.84   $  30.20
-----------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN......     31.31%    (22.83)%   (27.14)%     3.63%    126.97%
-----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses After Reimbursement
 (Note 2)....................      1.34%      1.34%      1.34%      1.34%      1.49%
Expenses Before Reimbursement
 (Note 2)....................      1.50%      1.49%      1.50%      1.41%      1.69%
Net Investment Loss After
 Reimbursement (Note 2)......     (0.91)%    (0.80)%    (0.19)%    (0.87)%    (1.00)%
Net Investment Loss Before
 Reimbursement (Note 2)......     (1.07)%    (0.95)%    (0.35)%    (0.94)%    (1.23)%
-----------------------------------------------------------------------------------
SUPPLEMENTARY DATA:
Portfolio Turnover Rate......       131%       170%       261%       196%       208%
Net Assets at End of Year (in
 thousands)..................  $176,079   $136,836   $165,561   $261,040   $137,108
Number of Shares Outstanding
 at End of Year (in
 thousands)..................     7,734      7,890      7,370      8,463      4,540
-----------------------------------------------------------------------------------

                                              MID CAP GROWTH
                                                PORTFOLIO
                               --------------------------------------------
                                                 I CLASS
                               --------------------------------------------
                                      FOR THE YEARS
                                          ENDED              FOR THE PERIOD
                                      DECEMBER 31,               ENDED
                               ---------------------------    DECEMBER 31,
                                2003      2002      2001         2000*
-----------------------------  --------------------------------------------
PER SHARE OPERATING
 PERFORMANCE:
Net Asset Value -- Beginning
 of Year.....................  $ 17.56   $ 22.65   $ 30.95      $ 31.31
-----------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT
 OPERATIONS:
Net Investment Loss..........    (0.10)    (0.09)     0.05        (0.08)
Net Realized and Unrealized
 Gain (Loss) on
 Investments.................     5.67     (5.00)    (8.35)        0.15(A)
-----------------------------------------------------------------------------------
Total from Investment
 Operations..................     5.57     (5.09)    (8.30)        0.07
-----------------------------------------------------------------------------------
DISTRIBUTIONS TO
 SHAREHOLDERS:
From Net Realized Gain.......       --        --        --        (0.43)
-----------------------------------------------------------------------------------
Net Increase (Decrease) in
 Net Asset Value.............     5.57     (5.09)    (8.30)       (0.36)
-----------------------------------------------------------------------------------
Net Asset Value -- End of
 Year........................  $ 23.13   $ 17.56   $ 22.65      $ 30.95
-----------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN......    31.72%   (22.47)%  (26.82)%       0.31%(B)
-----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses After Reimbursement
 (Note 2)....................     0.99%     0.99%     0.99%        0.99%(C)
Expenses Before Reimbursement
 (Note 2)....................     1.15%     1.14%     1.15%        1.06%(C)
Net Investment Loss After
 Reimbursement (Note 2)......    (0.56)%   (0.46)%    0.16%       (0.47)%(C)
Net Investment Loss Before
 Reimbursement (Note 2)......    (0.72)%   (0.61)%    0.00%**      (0.54)%(C)
-----------------------------------------------------------------------------------
SUPPLEMENTARY DATA:
Portfolio Turnover Rate......      131%      170%      261%         196%
Net Assets at End of Year (in
 thousands)..................  $19,681   $13,179   $14,160      $24,947
Number of Shares Outstanding
 at End of Year (in
 thousands)..................      851       751       625          806
-----------------------------------------------------------------------------------



 (A) The per share amount does not coincide with the net realized and unrealized loss for the year because of the timing of sales and redemptions of Fund shares and the amount of per share realized and unrealized gain and loss at such time.



 (B) Total returns for periods of less than one year are not annualized.



 (C) Annualized



 * From Commencement of Operations February 2, 2000.



** The net investment income ratio is less than 0.01%.



                       See Notes to Financial Statements.

                                                          AGGRESSIVE MICRO CAP
                                                               PORTFOLIO
                                           --------------------------------------------------
                                                    FOR THE YEARS ENDED DECEMBER 31,
                                           --------------------------------------------------
                                            2003       2002       2001       2000       1999
---------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value -- Beginning of Year.....  $ 17.86    $ 23.10    $ 27.03    $ 22.35    $20.42
---------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Loss......................    (0.23)     (0.28)     (0.18)     (0.14)    (0.28)
Net Realized and Unrealized Gain (Loss)
  on Investments.........................     7.49      (4.96)     (3.75)      5.43(A)   3.27
---------------------------------------------------------------------------------------------
Total from Investment Operations.........     7.26      (5.24)     (3.93)      5.29      2.99
---------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
From Net Realized Gain...................       --         --         --      (0.61)    (1.06)
---------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Asset
  Value..................................     7.26      (5.24)     (3.93)      4.68      1.93
---------------------------------------------------------------------------------------------
Net Asset Value -- End of Year...........  $ 25.12    $ 17.86    $ 23.10    $ 27.03    $22.35
---------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN..................    40.65%    (22.68)%   (14.54)%    23.82%    14.79%
---------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses After Reimbursement (Note 2)....     1.49%      1.49%      1.49%      1.48%     1.49%
Expenses Before Reimbursement (Note 2)...     2.50%      2.23%      2.08%      1.84%     2.68%
Net Investment Loss After Reimbursement
  (Note 2)...............................    (1.01)%    (1.20)%    (0.72)%    (0.85)%   (1.06)%
Net Investment Loss Before Reimbursement
  (Note 2)...............................    (2.02)%    (1.94)%    (1.31)%    (1.21)%   (2.24)%
---------------------------------------------------------------------------------------------
SUPPLEMENTARY DATA:
Portfolio Turnover Rate..................      224%       167%       203%       269%      190%
Net Assets at End of Year (in
  thousands).............................  $14,023    $ 9,481    $16,543    $29,191    $5,869
Number of Shares Outstanding at End of
  Year (in thousands)....................      558        531        716      1,080       263
---------------------------------------------------------------------------------------------



(A) The per share amount does not coincide with the net realized and unrealized loss for the year because of the timing of sales and redemptions of Fund shares and the amount of per share realized and unrealized gain and loss at such time.



                       See Notes to Financial Statements.

THE NAVELLIER PRIVACY POLICY
--------------------------------------------------------------------------------



When you invest in the Navellier Performance Funds, you share your nonpublic personal and financial information with us. Needless to say, we take your privacy very seriously. As a registered investment company advisor we provide products and services that involve compiling personal and sensitive information about you. We believe that you should know that we collect only the information necessary to provide our customers with those services. We only share this information with select business partners associated with the delivery of these products and services. We are committed to protecting your privacy and do not sell this information to any third party. If you have any questions about our privacy policy please call (800) 887-8671, and we will be happy to assist you.



OUR POLICY IS TO LIMIT HOW AND WITH WHOM WE WILL SHARE INFORMATION



We do not share information about you, or our former clients, to our affiliates or to service providers or other third parties except on the limited basis permitted by law. We may share information with our Transfer Agent or Custodian in order to administer your accounts through such activities as sending you transaction confirmations, annual reports, prospectuses and tax forms. It is necessary for us to have your personal information so that we know how to contact you in order to answer questions or respond to requests for information from us.



WE DO NOT SELL LISTS OF OUR CLIENTS



We do not sell lists of our clients, nor do we disclose client information to marketing companies. We do not share information with other companies with the exception of those companies hired to provide specific services for us.



We Collect Only The Information Necessary To Deliver Our Products And Services



We may collect nonpublic personal information about you from the following sources:



     - Information we receive from you on applications or other forms, such as your name, address and account number.



PROCEDURES TO PROTECT CONFIDENTIALITY AND SECURITY OF CLIENT



To ensure the security and confidentiality of your personal information, Navellier and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our Web site www.navellier.com. In our offices, we limit access to nonpublic personal and financial information about you to those Navellier personnel who need to know the information in order to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal and financial information. Additionally, we conduct periodic reviews of our computer systems, including security features.



HOW YOU CAN CORRECT AND UPDATE PERSONAL INFORMATION



If you need to update or correct any personal information, you may contact us at
(800) 887-8671.

                 (THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY)

[BACKGROUND GRAPHIC]




NEED TO KNOW MORE?

THE NAVELLIER PERFORMANCE FUNDS


Additional information about the Funds' investments is available free of charge in the Funds' Annual/Semi-Annual Report to shareholders and the Statement of Additional Information (SAI). In our Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the past fiscal year. The SAI is incorporated by reference (legally considered part of this document). Documents will be sent to you free of charge upon request within 3 business days of receipt of request directed to:


      The Navellier Performance Funds
      c/o Navellier Securities Corp.
      One East Liberty, Third Floor
      Reno, Nevada 89501 1-800-887-8671
      Internet address: http://www.navellier.com


Information about the Fund (including the SAI and exhibits) can also be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund including information about the codes of ethics are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov). Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.



SEC File Number-811-9142

                                     PART B

                         THE NAVELLIER PERFORMANCE FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION


                                DATED MAY 1, 2005



      This Statement of Additional Information, which is not a prospectus, should be read in conjunction with the Prospectus of The Navellier Performance Funds (the "Fund"), dated May 1, 2005, and the Prospectus and Statement of Additional Information for the Class I shares of the Navellier Mid Cap Growth Portfolio of The Navellier Performance Funds dated May 1, 2005; copies of which Prospectuses and Statement of Additional Information may be obtained, without charge, by contacting the Fund, at its mailing address c/o Navellier Securities, Corp., One East Liberty, Third Floor, Reno, Nevada 89501; Tel: 1-800-887-8671.


                                TABLE OF CONTENTS


GENERAL INFORMATION AND HISTORY ..............................
INVESTMENT OBJECTIVES AND POLICIES ...........................
TRUSTEES AND OFFICERS OF THE FUND ............................

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES ..........
THE INVESTMENT ADVISER, DISTRIBUTOR,
  CUSTODIAN AND TRANSFER AGENT ...............................
BROKERAGE ALLOCATION AND OTHER PRACTICES .....................
CAPITAL STOCK AND OTHER SECURITIES ...........................
PURCHASE, REDEMPTION, AND PRICING OF SHARES ..................
TAXES ........................................................
UNDERWRITERS .................................................
CALCULATION OF PERFORMANCE DATA ..............................
FINANCIAL STATEMENTS .........................................
APPENDIX .....................................................

                         GENERAL INFORMATION AND HISTORY

      The Fund is a business trust company organized under the laws of the State of Delaware on October 17, 1995.

                       INVESTMENT OBJECTIVES AND POLICIES


INVESTMENT OBJECTIVE OF THE NAVELLIER FUNDAMENTAL A PORTFOLIO


      THE INVESTMENT OBJECTIVE OF THE NAVELLIER FUNDAMENTAL A PORTFOLIO IS TO ACHIEVE LONG-TERM GROWTH OF CAPITAL PRIMARILY THROUGH INVESTMENTS IN STOCKS OF COMPANIES WITH APPRECIATION POTENTIAL THROUGH A COMBINATION OF VALUE, GROWTH AND INTERNATIONAL STOCKS.


      The investment objective of the Portfolio is capital appreciation. The Portfolio will invest primarily in publicly-traded securities including common stocks, preferred stocks, stock warrants and rights, bonds, debentures, convertible securities, and other debt obligations. While there is no specified investment strategy other than capital appreciation, generally, the Portfolio's strategy to achieve capital appreciation will be to construct a portfolio of value, growth and international securities which are deemed by the Investment Advisor to have "grades" in the top 20 percent in each of eight fundamental criteria.



      The Navellier Fundamental A Portfolio is an open end investment company. It is a non-diversified Portfolio, which means it may invest a larger than normal percentage of its total assets in the equity (including convertible debt) securities of any one company or companies which the Investment Adviser believes represents an opportunity for significant capital appreciation. The Investment Adviser will not invest more than 10% of the Portfolio's assets in the securities of any single company or 25% or more of the Portfolio's assets in securities issued by companies in any one industry. Since the Investment Adviser can invest more of the Portfolio's assets in the stock of a single company, this Portfolio should be considered to offer greater potential for capital appreciation as well as greater risk of loss due to the potential increased investment of assets in a single company. This Portfolio, because of its non-diversification, also poses a greater potential for volatility. This Portfolio should not be considered suitable for investors seeking current income. This Portfolio may invest its assets in the securities of a broad range of companies without restriction on their capitalization. The Investment Adviser may liquidate a substantial portion or all its equities during adverse market conditions or for defensive purposes and being fully or substantially invested in equities is not a fundamental policy of the Portfolio. Securities of issuers include, but are not limited to, common and preferred stock, and convertible preferred stocks that are convertible into common stock. While this Portfolio intends to operate as a non-diversified open end management investment company for the purposes of the 1940 Act, it also intends to qualify as a regulated investment company under the Internal Revenue Code ("Code"). As a non-diversified investment company under the 1940 Act, the Fund may invest more than 5% and up to 25% of its assets in the securities of any one issuer at the time of purchase. However, for purposes of the Internal Revenue Code, as of the last day of any fiscal quarter, this Portfolio may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, the Portfolio may not have more than 5% of its total assets invested in any one issuer, nor may it own more than 10% of the outstanding voting securities of any one issuer. These limitations do not apply to investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or the securities of investment companies that qualify as regulated investment companies under the Code.



      Investors in the Fundamental A Portfolio pay no initial sales charge
(load) but do pay an annual 0.25% fee ("12b-1 fee") which over a period of years could result in higher overall expenses than payment of an initial sales load.

INVESTMENT OBJECTIVE OF THE NAVELLIER MID CAP GROWTH PORTFOLIO

      This Portfolio is an open end investment company. The Investment Objective of the Mid Cap Growth Portfolio is to achieve long-term growth of capital primarily through investment in mid cap companies with appreciation potential. The Mid Cap Growth Portfolio invests in equity securities traded in all United States markets including dollar denominated foreign securities traded in United States markets. It is a diversified portfolio, meaning it limits its investment in the securities of any single company (issuer) to a maximum of 5% of the Portfolio assets and further limits its investments to less than 25% of the Portfolio's assets in any one industry group. The Mid Cap Growth Portfolio seeks long-term capital appreciation through investments in securities of mid cap companies (companies with market capitalization of between $2 billion and $10 billion) which the Investment Adviser feels are undervalued in the marketplace. Investors in the Mid Cap Growth Portfolio pay no initial sales charge (load) but do pay an annual 0.25% fee ("12b-1 fee") which over a period of years could result in higher overall expenses than payment of an initial sales load. Navellier Management, Inc. is the Investment Adviser for the Mid Cap Growth Portfolio. Navellier Securities Corp. is the principal distributor for the Mid Cap Growth Portfolio's shares. This Portfolio should not be considered suitable for investors seeking current income.

INVESTMENT OBJECTIVE OF THE NAVELLIER AGGRESSIVE MICRO CAP PORTFOLIO

      This Portfolio is an open end investment company. The Investment Objective of the Navellier Aggressive Micro Cap Portfolio is to achieve long-term growth of capital primarily through investment in companies with appreciation potential. The Aggressive Micro Cap Portfolio invests in equity securities traded in the United States securities markets of domestic issuers and of foreign issuers. The sole objective of the Aggressive Micro Cap Portfolio will be to seek to achieve long-term growth of capital primarily through investments in securities of micro cap companies (companies with market capitalization of less than $1 billion) with appreciation potential. There can be no assurance that the Portfolio will achieve its investment objectives. The Portfolio's investment objectives may not be changed without shareholder approval. This Portfolio should not be considered suitable for investors seeking current income. Investors in this Portfolio pay no initial sales charge but do pay an annual 0.25% fee ("12b-1 fee") which over a period of years could result in higher overall expenses than payment of an initial sales charge.

OTHER INVESTMENTS

      While under normal circumstances each of the Portfolios will invest at least 80% of its total assets in equity securities, each of the Portfolios may, for temporary defensive purposes or to maintain cash or cash equivalents to meet anticipated redemptions, also invest in debt securities and money market funds if, in the opinion of the Investment Adviser, such investment will further the cash needs or temporary defensive needs of the Portfolio. In addition, when the Investment Adviser feels that market or other conditions warrant it, for temporary defensive purposes, each Portfolio may retain cash or invest all or any portion of its assets in cash equivalents, including money market mutual funds. Under normal conditions, a Portfolio's holdings in non-equity securities should not exceed 20% of the total assets of the Portfolio. If a Portfolio's assets, or a portion thereof, are retained in cash or money market funds or money market mutual funds, such holdings will, in all probability, be deposited in interest-bearing or money market accounts or money market mutual funds such as the Fund for Government Investors, an unaffiliated money market mutual fund. FBR National Trust Company is the Fund's Custodian. Cash deposits by the Fund in interest bearing instruments administered by FBR National Trust Company ("Custodian") will only be deposited with the Custodian if its interest rates, terms, and security are equal to or better than could be received by depositing such cash with another savings institution. Money market mutual fund investments have no FDIC protection. Deposits in FBR National Trust Company interest bearing, non money market mutual fund deposit accounts have only $100,000 protection. Money market mutual fund investment products are not insured by the FDIC. They are not deposits. Nor are they any other obligation of, or guaranteed by, any bank or bank affiliate and involve investment risks, including possible loss of the principal amount invested.

      It is anticipated that, for each of the Portfolios, all of their investments in corporate debt securities (other than commercial paper) and preferred stocks will be represented by debt securities and preferred stocks which have, at the time of purchase, a rating within the four highest grades as determined by Moody's Investors Service, Inc. (Aaa, Aa, A, Baa) or by Standard & Poor's Corporation (AAA, AA, A, BBB; securities which are rated BBB/Baa have speculative characteristics). Although investment-quality securities are subject to market fluctuations, the risk of loss of income and principal is generally expected to be less than with lower quality securities. In the event the rating of a debt security or preferred stock in which the Portfolio has invested drops below investment grade, the Portfolio will promptly dispose of such investment. When interest rates go up, the market value of debt securities generally goes down and long-term debt securities tend to be more volatile than short term debt securities.


      In determining the types of companies which will be suitable for investment by each Portfolio, the Investment Adviser will screen over 9,000 stocks and will take into account various factors and base its stock selection on its own model portfolio theory concepts. Each Portfolio invests primarily in what the Investment Adviser believes are undervalued common stocks believed to have long-term appreciation potential. Stocks are selected on the basis of an evaluation of factors such as earnings growth, expanding profit margins, market dominance and/or factors that create the potential for market dominance, sales growth, and other factors that indicate a company's potential for growth or increased value. There are no limitations on the Fundamental A Portfolio as to the type, operating history, or dividend paying record of companies or industries in which this Portfolio may invest; the principal criteria for investment is that the securities provide opportunities for capital growth. The Mid Cap Growth Portfolio invests at least 80% of its total assets in equity securities of companies defined as Mid Cap (companies with capitalization of between $2 billion and $10 Billion). The Aggressive Micro Cap Portfolio invests at least 80% of its total assets in equity securities of companies defined as micro cap (companies with capitalization of less than $1 Billion.) These Portfolios will invest up to 100% of their capital in equity securities selected for their growth or value potential. The Investment Adviser will typically (but not always) purchase common stocks of issuers which have records of profitability and strong earnings momentum. When selecting such stocks for investment by the Portfolios, the issuers may be lesser known companies moving from a lower to a higher market share position within their industry groups rather than the largest and best known companies in such groups. The Investment Adviser, when investing for the Fundamental A Portfolio may also purchase common stocks of well known, highly researched, large companies if the Investment Adviser believes such common stocks offer opportunity for long-term capital appreciation.


      None of the Portfolios or the Fund is an underwriter for the securities of other issuers.


LIQUIDITY AND ALLOCATION PROCEDURES

      The Fundamental A Portfolio is a newly organized portfolio which went effective May 1, 2005 and has no history of operations. The Mid Cap Growth Portfolio and the Aggressive Micro Cap Portfolio both went effective November 26, 1996 (however The Aggressive Micro Cap Portfolio was not actively marketed to the public until March 17, 1997). The Investment Adviser was organized
on       , 19  . Although the Investment Adviser sub-contracts a substantial portion of its responsibilities for administrative services of the Fund's operations to various agents, including the Transfer Agent and the Custodian, the Investment Adviser still has overall responsibility for the administration of each of the Portfolios and oversees the administrative services performed by others as well as servicing customer's needs and, along with each Portfolio's Trustees, is responsible for the selection of such agents and their oversight. The Investment Adviser also has overall responsibility for the selection of securities for investment for each of the Portfolios.



      Louis Navellier, the principal owner of the Investment Adviser, Navellier & Associates, Inc., also presently manages over $3.0 billion in investor funds. Louis Navellier, the owner of the Investment Adviser, is also the owner of another investment advisory firm, Navellier Fund Management, Inc., and owns other investment advisory entities which manage assets and/or act as sub-advisors, all of which firms employ the same basic modern portfolio theories and select many of the same over-the-counter stocks and other securities which the Investment Adviser intends to employ and invest in while managing the Portfolios of the Fund. Because many of the over-the-counter and other securities which Investment Adviser intends to, or may, invest in have a smaller number of shares available to trade than more conventional companies, lack of shares available at any given time may result in one or more of the Portfolios of the Fund not being able to purchase or sell all shares which Investment Adviser desires to trade at a given time or period of time, thereby creating a potential liquidity problem which could adversely affect the performance of the Fund portfolios. Since the Investment Adviser will be trading on behalf of the various Portfolios of the Fund in some or all of the same securities at the same time that it is trading on behalf of its managed accounts and also while Navellier Fund Management, Inc. and other Navellier controlled investment entities are trading, the potential liquidity problem could be exacerbated. In the event the number of shares available for purchase or sale in a security or securities is limited and therefore the trade order cannot be fully executed at the time it is placed, i.e., where the full trade orders of Navellier & Associates Inc., Navellier Fund Management, Inc., and other Navellier controlled investment entities and the Fund cannot be completed at the time the order is made, Navellier & Associates, Inc., on behalf of its managed accounts and the other Navellier controlled investment entities and the Investment Adviser will allocate their purchase or sale orders in proportion to the dollar value of the order made by the other Navellier entities, and the dollar value of the order made by the Fund. For example, if Navellier & Associates Inc., on behalf of its managed accounts and Navellier Fund Management, Inc., each place a $25,000 purchase order and Investment Adviser on behalf of the Fund places a $50,000 purchase order for the same stock and only $50,000 worth of stock is available for purchase, the order would be allocated $12,500 each of the stock to Navellier & Associates Inc., on behalf of its managed accounts and Navellier Fund Management, Inc., and $25,000 of the stock to the Fund. As the assets of each Portfolio of the Fund increase the potential for shortages of buyers or sellers increases, which could adversely affect the performance of the various Portfolios. While the Investment Adviser generally does not anticipate liquidity problems (i.e., the possibility that the Portfolio cannot sell shares of a company and therefore the value of those shares drops) unless the Fund has assets in excess of two billion dollars (although liquidity problems could still occur when the Fund has assets of substantially less than two billion dollars), each investor is being made aware of this potential risk in liquidity and should not invest in the Fund if he, she, or it is not willing to accept this potentially adverse risk, and by investing, acknowledges that he, she or it is aware of the risks.


POTENTIAL MATERIAL CONFLICTS.


Potential Conflicts of Interest. Given that the investment methodology includes utilization of a "model portfolio" to which all accounts in any given investment strategy are matched, it is assumed that there are no material conflicts of interest in the management of other portfolios. Security selection and acquisition for each portfolio is made based upon a weekly research process. The process includes liquidity constraints built into the analysis in order to accommodate all client portfolios. In the normal course of portfolio management, acquisition and disposition of the same securities for more than one portfolio will occur. Under these conditions, it may not be possible to complete an order of sufficient size for a particular security and thus, certain portfolios may have to accept a less favorable price. Navellier's trading policies and procedures are designed with the intent that all clients are treated equitably. The aggregation or blocking of client transactions allows Navellier to execute transactions in a more timely, equitable and efficient manner and seeks to reduce overall commission charges to clients. Navellier's policy is to aggregate client transactions where possible and when advantageous to clients. In these instances, clients participating in any aggregated transactions will receive an average share price and transaction costs will be shared equally and on a pro-rata basis. Allocations among clients are made on an objective basis, which may be pro rata, percentage, group rotation or other method. Where a client has directed transactions to a particular broker-dealer or when Navellier determines combined orders would not be efficient or practical, it is possible that all clients may not receive the same average price for a particular security.


      An investment in shares of any Portfolio of the Fund involves certain speculative considerations. There can be no assurance that any of the Portfolios' objectives will be achieved or that the value of the investment will increase. An investment in shares of the Aggressive Growth Portfolio may also involve a higher degree of risk than an investment in shares of a more traditional open-end diversified investment company because the Aggressive Growth Portfolio may invest up to 10% of its assets in the securities of any single issuer and up to 25% of its assets in the securities of any single industry, thereby potentially creating greater volatility or increasing the chance of losses. As a non-diversified investment Portfolio, the Aggressive Growth Portfolio may be subject to greater fluctuation in the total market value of such Portfolio, and economic, political or regulatory developments may have a greater impact on the value of this Portfolio than would be the case if this Portfolio was diversified among a greater number of issuers. All Portfolios intend to comply with the diversification and other requirements applicable to regulated investment companies under the Internal Revenue Code.

      INVESTMENT POLICIES The investment objectives and policies of each Portfolio are described in the "Investment Objectives and Policies" section of the Prospectus. The following general policies supplement the information contained in that section of the Prospectus. Also following are other types of investments in which the various Portfolios may invest.

      CERTIFICATES OF DEPOSIT Certificates of deposit are generally short-term, interest-bearing, negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution.

      TIME DEPOSITS Time deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.

      BANKER'S ACCEPTANCES A banker's acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer, or storage of goods). The borrower, as well as the bank, is liable for payment, and the bank unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

      COMMERCIAL PAPER Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months.

      CORPORATE DEBT SECURITIES Corporate debt securities with a remaining maturity of less than one year tend to become liquid and can sometimes be traded as money market securities.

      UNITED STATES GOVERNMENT OBLIGATIONS Securities issued or guaranteed as to principal and interest by the United States government include a variety of Treasury securities, which differ only in their interest rates, maturities, and times of issuance. Treasury bills have a maturity of one year or less. Treasury notes have maturities of one to seven years, and Treasury bonds generally have a maturity of greater than five years.

      Agencies of the United States government which issue or guarantee obligations include, among others, export-import banks of the United States, Farmers' Home Administration, Federal Housing Administration, Government National Mortgage Association, Maritime Administration, Small Business Administration, the Defense Security Assistance Agency of the Department of Defense, and the Tennessee Valley Authority. Obligations of instrumentalities of the United States government include securities issued or guaranteed by, among others, the Federal National Mortgage Associates, Federal Intermediate Credit Banks, Banks for Cooperatives, and the United States Postal Service. Some of the securities are supported by the full faith and credit of the United States government; others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality.

      STOCK INDEX FUTURES A stock index futures contract (an "Index Future") is a contract to buy an integral number of units of the relevant index at a specified future date at a price agreed upon when the contract is made. A unit is the value at a given time of the relevant index.


LOANS OF PORTFOLIO SECURITIES



      The Fund may lend its portfolio securities to broker-dealers. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or U.S. Government securities at least equal at all times to the market value of the securities lent. The borrower pays to the Fund an amount equal to any dividends or interest received on the securities lent. When the collateral is cash, the Fund may invest the cash collateral in interest-bearing, short-term securities. When the collateral is U.S. Government securities, the Fund usually receives a fee from the borrower. Although voting rights or rights to consent with respect to the loaned securities passed to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved. The risks in lending portfolio securities, as with other extensions of credit, include possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers that are believed by the Investment Adviser to be of relatively high credit standing.

INVESTING IN SECURITIES OF FOREIGN ISSUERS

      Investments in foreign securities (those which are traded principally in markets outside of the United States), particularly those of non-governmental issuers, involve considerations which are not ordinarily associated with investing in domestic issuers. These considerations include, among others, changes in currency rates, currency exchange control regulations, the possibility of expropriation, the unavailability of financial information, the difficulty of interpreting financial information prepared under laws applicable to foreign securities markets, the impact of political, social, or diplomatic developments, difficulties in invoking legal process abroad, and the difficulty of assessing economic trends in foreign countries. Furthermore, issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The laws of some foreign countries may limit a Fund's ability to invest in securities of certain issuers located in those countries. The securities of some foreign issuers and securities traded principally in foreign securities markets are less liquid and at times more volatile than securities of comparable U.S. issuers and securities traded principally in U.S. securities markets. Foreign brokerage commissions and other fees are also generally higher than those charged in the United States. There are also special tax considerations which apply to securities of foreign issuers and securities traded principally in foreign securities markets.

      The risks of investing in foreign securities may be intensified in the case of investments in emerging markets or countries with limited or developing capital markets. Prices of securities of companies in emerging markets can be significantly more volatile than prices of securities of companies in the more developed nations of the world, reflecting the greater uncertainties of investing in less developed markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries or dependent on revenues from particular commodities or on international aid or development assistance, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Consequently, securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements. Also, such local markets typically offer less regulatory protections for investors.

      While to some extent the risks to the Fund of investing in foreign securities may be limited, since each Portfolio may not invest more than 15% of its net asset value in such securities and each Portfolio of the Fund may only invest in foreign securities which are traded in the United States securities markets, the risks nonetheless exist.

      The Investment Adviser will use the same basic selection criteria for investing in foreign securities as it uses in selecting domestic securities as described in the Investment Objectives and Policies section of this Prospectus and for the International Growth Portfolio, and such investments will be subject to the same risks described in the Principal Risks section for the International Growth Portfolio described in this Prospectus.

      INVESTMENT RESTRICTIONS The Fund's fundamental policies as they affect a Portfolio cannot be changed without the approval of a vote of a majority of the outstanding securities of such Portfolio. A proposed change in fundamental policy or investment objective will be deemed to have been effectively acted upon with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio votes for the matter. Such a majority is defined as the lesser of (a) 67% or more of the voting shares of the Fund present at a meeting of shareholders of the Portfolio, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy or (b) more than 50% of the outstanding shares of the Portfolio. For purposes of the following restrictions (except the percentage restrictions on borrowing and illiquid securities -- which percentage must be complied with) and those contained in the Prospectus: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in the amount of total assets does not require elimination of any security from the Portfolio.

      The following investment restrictions are fundamental policies of the Fund with respect to all Portfolios (unless otherwise specified below) and may not be changed except as described above. The various Portfolios of the Fund except as otherwise specified herein may not:

      1. Purchase any securities on margin; PROVIDED, HOWEVER; that the Portfolios of the Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of securities.

      2. Make cash loans, except that the Fund may purchase bonds, notes, debentures, or similar obligations which are customarily purchased by institutional investors whether publicly distributed or not.

      3. Make securities loans, except that the Fund may make loans of the portfolio securities of any Portfolio, provided that the market value of the securities subject to any such loans does not exceed 33-1/3% of the value of the total assets (taken at market value) of such Portfolio.

      4. Make investments in real estate or commodities or commodity contracts, including futures contracts, although the Fund may purchase securities of issuers which deal in real estate or commodities although this is not a primary objective of the Portfolio.

      5. Invest in oil, gas, or other mineral exploration or development programs, although the Fund may purchase securities of issuers which engage in whole or in part in such activities.

      6. Purchase securities of companies for the purpose of exercising management or control.

      7. Participate in a joint or joint and several trading account in securities.

      8. Issue senior securities or borrow money, except that the Fund may (i) borrow money only from banks for any Portfolio for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests, that might otherwise require the untimely disposition of securities, provided that any such borrowing does not exceed 10% of the value of the total assets (taken at market value) of such Portfolio, and (ii) borrow money only from banks for any Portfolio for investment purposes, provided that (a) after each such borrowing, when added to any borrowing described in clause (i) of this paragraph, there is an asset coverage of at least 300% as defined in the Investment Company Act of 1940, and (b) is subject to an agreement by the lender that any recourse is limited to the assets of that Portfolio with respect to which the borrowing has been made. As an operating policy, no Portfolio may invest in portfolio securities while the amount of borrowing of the Portfolio exceeds 5% of the total assets of such Portfolio.

      9. Pledge, mortgage, or hypothecate the assets of any Portfolio to an extent greater than 10% of the total assets of such Portfolio to secure borrowings made pursuant to the provisions of Item 8 above.

      10. Purchase for any Portfolio "restricted securities" (as defined in Rule 144(a)(3) of the Securities Act of 1933), if, as a result of such purchase, more than 10% of the net assets (taken at market value) of such Portfolio would then be invested in such securities nor will the Fund invest in illiquid or unseasoned securities if as a result of such purchase more than 5% of the net assets of such portfolio would be invested in either illiquid or unseasoned securities.

      11. Invest more than 10% of the Aggressive Growth Portfolio's assets in the securities of any single company or 25% or more of any portfolio's total assets in a single industry; invest more than 5% of the assets of the Mid Cap Growth Portfolio and the Aggressive Micro Cap Portfolio, in securities of any single issuer.

      If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values of portfolio securities or amount of net assets shall not be considered a violation of the restrictions, except as to the 5%, 10% and 300% percentage restrictions on borrowing specified in Restriction Number 8 above.

PROXY VOTING. The SEC recently adopted Rule 206(4)-6 requiring formal proxy voting policies and procedures for SEC registered investment advisers with voting authority over client portfolio securities. This Rule requires covered investment advisers to:

Adopt written proxy voting policies and procedures designed to ensure the adviser votes proxies in the best interests of its clients, including policies addressing material conflicts between the interests of the investment adviser and its clients; Disclose to clients the adviser's proxy voting policy and provide a copy to clients upon request; and Disclose how clients may obtain voting information from the adviser for the client's securities.

The rule also requires SEC registered investment advisers to keep certain records relating to proxy voting policies, including the proxy voting policy, a record of all votes cast, and client communications related to proxy voting.

Navellier has contracted Institutional Shareholder Services (ISS), a third-party company, to perform the proxy voting function for its accounts. ISS provides Navellier with detailed documentation of all voting activities on a quarterly basis.

In addition to Institutional Shareholder Services' Policy and Procedures, Navellier & Associates, Inc. has adopted general guidelines for voting proxies in our Proxy Voting Policies and Procedures. Although these guidelines are to be followed as a general policy, in all cases each proxy will be considered based on the relevant facts and circumstances. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Navellier & Associates, Inc. anticipate all future situations.

In the absence of specific voting guidelines from a client, Navellier & Associates, Inc. has instructed Institutional Shareholder Services (ISS) to vote proxies in a manner that is in the best interest of the client, which may result in different voting results for proxies for the same issuer. The Adviser shall consider only those factors that relate to the client's investment or dictated by the client's written instructions, including how its vote will economically impact and affect the value of the client's investment (keeping in mind that, after conducting an appropriate cost-benefit analysis, not voting at all on a presented proposal may be in the best interest of the client). Navellier & Associates, Inc. believes that voting proxies in accordance with the aforementioned policies is in the best interests of its clients.

Navellier & Associates, Inc.'s complete Proxy Voting Policies and Procedures is available for viewing on our web site at www.navellier.com.


      PORTFOLIO TURNOVER Each Portfolio has a different expected annual rate of portfolio turnover which is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Portfolio's securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater expenses to the Portfolio, including brokerage commission expenses, dealer mark-ups, and other transaction costs on the sale of securities, which must be borne directly by the Portfolio. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of each Portfolio's shares and by requirements, which enable the Fund to receive certain favorable tax treatment. The portfolio turnover rate for the Navellier Aggressive Micro Cap Portfolio for the period January 1, 2004 through December 31, 2004 was 169%. The portfolio turnover rate for the Navellier Mid Cap Growth Portfolio for the period January 1, 2004 through December 31, 2004 was 96%.

The Fund will attempt to limit the annual portfolio turnover rate of each Portfolio to 300% or less, however, this rate may be exceeded if in the Investment Adviser's discretion securities are or should be sold or purchased in order to attempt to increase the Portfolio's performance. In Wisconsin for the year ended December 31, 2003 annual portfolio turnover rate of 300% or more is considered a speculative activity and under Wisconsin statutes could involve relatively greater risks or costs to the Fund.


      DISCLOSURE OF PORTFOLIO HOLDINGS



       The Fund has a policy of not disclosing its securities holdings for any portfolio (except to its agents and employees charged with administering the Fund who in turn are required to keep those holdings confidential) except as made public in its periodic public filings, such as its registration statement, annual and semi-annual reports and periodic (usually quarterly) reports to shareholders.



      The information regarding portfolio holdings is disclosed to shareholders and the public no more frequently than quarterly.



      The Fund and Investment Advisor and their employees and agents do not sell or receive compensation for the disclosure of portfolio holdings.



      No one is authorized to disclose portfolio holdings except as made available through periodic reports to shareholders or through public filings.



      The Fund follows the procedures set forth herein and has advised its employees and agents of its portfolio holdings policy.



      The Board of Trustees exercises oversight of the policy on disclosure of portfolio holdings by reviewing any disclosures of portfolio holdings at its quarterly meetings and or when approved by the Funds' staff and or chief compliance officer.


      TRUSTEES AND OFFICERS OF THE FUND

      The Fund's Board of Trustees directs the business and affairs of each Portfolio of the Fund as well as supervises the Investment Adviser, Distributor, Transfer Agent and Custodian, as described below.


      The following information, as of February 28, 2005, is provided with respect to each trustee and officers of the Fund:



      INTERESTED TRUSTEES AND OFFICERS


                       (2)POSITION(S)                                                              (5)NUMBER OF      (6)OTHER
                       HELD WITH                                        (4)PRINCIPAL               PORTFOLIOS IN      TRUSTEESHIPS
                       REGISTRANT AND ITS     (3)TERM OF OFFICE AND     OCCUPATION(S) DURING       FUND OVERSEEN      HELD BY
(1)NAME AND ADDRESS    AFFILIATES             LENGTH OF TIME SERVED     PAST FIVE YEARS            BY TRUSTEE         TRUSTEE
-------------------    --------------------   ---------------------     ----------------------     --------------     ------------
Louis Navellier(1)     President of The       As long as the Fund        Mr. Navellier is and             0            One, The
47                     Navellier              Trustees appoint him       has been the CEO and                          Navellier
One East Liberty       Performance Funds.     unless voted out by 2/3    President of Navellier &                      Millennium
Third Floor            Mr. Navellier is       vote of shareholders.      Associates Inc., an                           Funds'
Reno, NV 89501         also the CEO,          Mr. Navellier              investment management                         two (2)
                       President,             served as trustee          company since 1988; CEO                       portfolios
                       Secretary, and         from 1995 through 2004     and President of Navellier
                       Treasurer of           and as President since     Management, Inc., an
                       Navellier &            January 1, 2005.           investment management
                       Associates, Inc.,                                 company since May 10,
                       a Nevada                                          1993; CEO and President of
                       corporation which                                 Navellier International
                       is the Investment                                 Management, Inc., an
                       Adviser to the                                    investment management
                       Fund. Mr. Navellier                               company, since May 10,
                       is also CEO,                                      1993; CEO and President of
                       President,                                        Navellier Securities Corp.
                       Secretary, and                                    since May 10, 1993; CEO
                       Treasurer of                                      and President of Navellier
                       Navellier                                         Fund Management, Inc., an
                       Securities                                        investment management
                       Corp., the                                        company, since November
                       principal                                         30, 1995; and has been
                       underwriter of the                                editor of MPT Review from
                       Fund's shares.                                    August 1987 to the present
                                                                         and was publisher and
                                                                         editor of the predecessor
                                                                         investment advisory
                                                                         newsletter OTC Insight,
                                                                         which he began in 1980 and
                                                                         wrote through July 1987; a
                                                                         Trustee of The Navellier
                                                                         Millennium Funds, a mutual
                                                                         fund family since 1998.


Arnold Langsen(2)      Trustee (however,       As long as the Fund       Professor Langsen is             3            0
85                     Professor Langsen       is in existence unless    currently retired. He
2206 - 209th Place     is the President        voted out by 2/3          was Professor Emeritus
N.E.                   and a shareholder       vote of shareholders.     of Financial Economics,
Sammamish, WA 98074    of The Langsen Group,   Mr. Langsen has           School of Business,
                       Inc. of California,     served as trustee         California State University
                       which corporation       since 1995.               at Hayward (1973-1992);
                       provides consulting                               Visiting Professor, Financial
                       services to                                       Economics, University of
                       Navellier &                                       California at Berkeley
                       Associates Inc.)                                  (1984-1987).

Arjen Kuyper(1)        Treasurer              As long as the Fund      Mr. Kuyper is COO of               0            One, The
47                                            Trustees appoint him     Navellier & Associates,                         Navellier
One East Liberty                              unless voted out by 2/3  Inc. and has been since                         Millennium
Third Floor                                   vote of shareholders.    September 1, 1998. Prior                        Funds'
Reno, NV 89501                                Mr. Kuyper has served    to that he was operations                       two (2)
                                              as treasurer since       manager for Navellier &                         portfolios
                                              1995.                    Associates, Inc. since
                                                                       1992 and operations
                                                                       manager for Navellier
                                                                       Management, Inc. and for
                                                                       Navellier Securities
                                                                       Corp., since 1993.

      DISINTERESTED TRUSTEES AND OFFICERS


                       (2)POSITION(S)                                                              (5)NUMBER OF       (6)OTHER
                       HELD WITH                                        (4)PRINCIPAL               PORTFOLIOS IN       TRUSTEESHIPS
                       REGISTRANT AND ITS     (3)TERM OF OFFICE AND     OCCUPATION(S) DURING       FUND OVERSEEN       HELD BY
(1)NAME AND ADDRESS    AFFILIATES             LENGTH OF TIME SERVED     PAST FIVE YEARS            BY TRUSTEE          TRUSTEE
-------------------    --------------------   ---------------------     ----------------------     --------------     ------------
Barry Sander           Trustee and Chairman   As long as the Fund        Currently retired as of          3            One, The
56                     of the Board of        is in existence unless     December 1, 1998,                             Navellier
1835 Ashland Mine      Trustees               voted out by 2/3           formerly he was the                           Millennium
Road                                          vote of shareholders.      President and CEO of Ursa                     Funds'
Ashland, OR 97520                             Mr. Sander has served      Major Inc., a stencil                         two (2)
                                              as trustee since 1995.     manufacturing firm and                        portfolios
                                                                         had been for the past
                                                                         nine years.

Joel Rossman           Trustee                As long as the Fund        Currently owner of a             3            One, The
56                                            is in existence unless     photo framing                                 Navellier
2921 California                               voted out by 2/3           manufacturing company.                        Millennium
San Francisco, CA                             vote of shareholders.      Formerly he was                               Funds'
94115                                         Mr. Rossman has served     President and CEO of                          two (2)
                                              as trustee since 1995.     Personal Stamp Exchange,                      portfolios
                                                                         Inc., a manufacturer,
                                                                         designer and distributor
                                                                         of rubber stamp
                                                                         products. He had been
                                                                         President and CEO of
                                                                         Personal Stamp Exchange
                                                                         for the preceding 10
                                                                         years.

Jacques Delacroix      Trustee                As long as the Fund        Professor of Business            3            One, The
62                                            is in existence unless     Administration, Leavy                         Navellier
519 Chestnut Street                           voted out by 2/3           School of Business, Santa                     Millennium
Santa Cruz, CA                                vote of shareholders.      Clara University                              Funds'
95060                                         Mr. Delacroix has          (1983-present)                                two (2)
                                              served as trustee                                                        portfolios
                                              since 1995.

----------

(1)   This person is an interested person affiliated with the Investment
      Adviser.

(2) This person, although technically not an interested person affiliated with the Investment Adviser, is deemed to be and is treated as an interested person because he does own a company which provides consulting services to Navellier & Associates Inc., a company owned by Louis Navellier.


      The Board of Trustees has an audit committee charged with reviewing the financial affairs of the Fund and the financial reports presented to and prepared for the Fund. The audit committee consists of all of the Trustees of the Fund. It meets quarterly. It met four times in 2004.


                                    OFFICERS

      The officers of the Fund are affiliated with the Investment Adviser and receive no salary or fee from the Fund. The Fund's disinterested Trustees are each compensated by the Fund with an annual fee, payable quarterly (calculated at an annualized rate), of $12,500. The Trustees' fees may be adjusted according to increased responsibilities if the Fund's assets exceed one billion dollars. In addition, each disinterested Trustee receives reimbursement for actual expenses of attendance at Board of Trustees meetings.

      The Fund does not expect, in its current fiscal year, to pay aggregate remuneration in excess of $60,000 for services in all capacities to any (a) Trustee, (b) officer, (c) affiliated person of the Fund (other than the Investment Adviser), (d) affiliated person of an affiliate or principal underwriter of the Fund, or (e) all Trustees and officers of the Fund as a group.

      The Board of Trustees is permitted by the Fund's By-Laws to appoint an advisory committee which shall be composed of persons who do not serve the Fund in any other capacity and which shall have no power to dictate corporate operations or to determine the investments of the Fund. The Fund currently has no advisory committee.

                               COMPENSATION TABLE


                                                           INTERESTED TRUSTEES


                                                        (3)AGGREGATE                                              (6)TOTAL
                                                       REMUNERATION FROM      (4)PENSION OR                      COMPENSATION
                                                        REGISTRANT AND         RETIREMENT      (5)ESTIMATED         FROM
                                                       FUND COMPLEX FOR         BENEFITS          ANNUAL          FUND AND
                          (2)CAPACITY IN WHICH          THE FISCAL YEAR        ACCRUED AS         BENEFITS       FUND COMPLEX
INTERESTED TRUSTEES            REMUNERATION                 ENDED             PART OF FUND         UPON           PAID TO
  (1)NAME                        RECEIVED              DECEMBER 31, 2003        EXPENSES         RETIREMENT        TRUSTEE
-------------------       --------------------         -----------------      -------------    ------------      ------------
Louis G. Navellier       President,                       $     0.00               N/A               0                0
Arnold Langsen           Trustee                          $     0.00               N/A               0                0

                                                         DISINTERESTED TRUSTEES

DISINTERESTED TRUSTEES
----------------------

Barry Sander             Trustee                          $12,542.00                0                0             $12,650
Joel Rossman             Trustee                          $12,500.00                0                0             $12,500
Jacques Delacroix        Trustee                          $12,500.00                0                0             $12,500


OFFICERS' AND TRUSTEES' OWNERSHIP OF FUND SHARES



     As of December 31, 2004 the trustees and officers combined owned less than 1% of any class of shares of the Fund. The dollar Range of equity securities owned by each Trustee of the Fund was as follows:





                                      DOLLAR RANGE OF           AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                                     EQUITY SECURITIES              REGISTERED INVESTMENT COMPANIES OVERSEEN BY
INTERESTED TRUSTEES AND OFFICERS       IN THE FUND                 DIRECTOR IN FAMILY OF INVESTMENT COMPANIES*
--------------------------------     -----------------          ---------------------------------------------------
Louis G. Navellier                      Over $100,000                               Over $100,000
Arnold Langsen                              None                                         None
Arjen Kuyper                         $10,001 - $50,000                            $10,001 - $50,000


                                      DOLLAR RANGE OF           AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                                     EQUITY SECURITIES              REGISTERED INVESTMENT COMPANIES OVERSEEN BY
DISINTERESTED TRUSTEES AND OFFICERS     IN THE FUND                 DIRECTOR IN FAMILY OF INVESTMENT COMPANIES*
-----------------------------------  -----------------          --------------------------------------------------
Barry Sander                               None                                        None
Joel Rossman                               None                                        None
Jacques Delacroix                    $10,001 - $50,000                            $10,001 - $50,000

   * "Family of Investment Companies" consists of all mutual funds advised by Navellier Management, Inc.

     The following table shows the ownership (or lack of ownership) interest by Disinterested Trustees in the Investment Advisor and or the Underwriter to the
Fund:

                          (2) NAME OF OWNER AND                          (4) TITLE      (5) VALUES OF       (6) PERCENT
(1) NAME OF TRUSTEE      RELATIONSHIP TO TRUSTEE       (3) COMPANY        OF CLASS       SECURITIES           OF CLASS
-------------------      -----------------------       -----------       ---------      -------------       -----------
Barry Sander                       N/A                    None              N/A              N/A                N/A
Joel Rossman                       N/A                    None              N/A              N/A                N/A
Jacques Delacroix                  N/A                    None              N/A              N/A                N/A

     None of the disinterested trustees or their family members had any business transactions with the Fund, any officer of the Fund, any investment companies having the same investment advisor or underwriter as the Fund or any entity or person in control of or under common control with them during the past two years, except for the trustee fees (under $60,000) received as a Trustee of the Navellier Performance Funds and as a Trustee of the Navellier Millennium Funds.


      SALES LOADS



  These were (no) sales loads discounted or eliminated for any trustees or affiliated persons in 2004.



      CODE OF ETHICS


      The Fund and its Investment Adviser have a Code of Ethics which allows their personnel, subject to the Codes of Ethics, to invest in securities and which allows investments in securities purchased by the Fund on a restricted and deferred basis.


      CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


      As of December 31, 2004, the following persons owned over 5% of the shares of the following classes of portfolios:





      Navellier Mid Cap Growth Portfolio:


          Charles Schwab & Company, Inc., 101 Montgomery Street, San Francisco, CA 94104 held for the benefit of customers 42.26%. Ownership of over 25% is presumed to be control.


      Navellier Aggressive Micro Cap Portfolio:


            Charles Schwab & Company, Inc., 101 Montgomery Street, San Francisco, CA 94104 held for the benefit of customers 18.89%.



            National Investors Services FBO, 55 Water Street, 32nd Floor, N.Y., N.Y. 10041 held for the benefit of customers 6.28%


                      THE INVESTMENT ADVISER, DISTRIBUTOR,
                          CUSTODIAN AND TRANSFER AGENT

THE INVESTMENT ADVISER


      Navellier & Associates, Inc. acts as the Investment Adviser to each of the three existing Portfolios of the Fund. The Investment Adviser is registered as an investment adviser under the Investment Advisers Act of 1940. The Investment Adviser is responsible for selecting the securities which will constitute the pool of securities which will be selected for investment for each Portfolio. Pursuant to a separate Administrative Services Agreement, the Investment Adviser provides each Portfolio of the Fund with certain administrative services, including accounting and bookkeeping services and supervising the Custodian's and Transfer Agent's activities and each Portfolio's compliance with its reporting obligations. The Investment Adviser may contract (and pay for out of its own resources including the administrative fee it receives) for the performance of such services to the Custodian, Transfer Agent, or others, and may retain all of its 0.25% administrative services fee or may share some or all of its fee with such other person(s). The Investment Adviser also provides each Portfolio of the Fund with a continuous investment program based on its investment research and management with respect to all securities and investments. The Investment Adviser will determine from time to time what securities and other investments will be selected to be purchased, retained, or sold by the various portfolios of the Fund.



      The Investment Adviser is owned and controlled by its principal shareholder, Louis G. Navellier. Louis G. Navellier is an affiliated person of the Fund and is also the sole owner of the Distributor, Navellier Securities Corp. Navellier & Associates, Inc. is registered as an investment adviser with the Securities and Exchange Commission. Louis Navellier is, and has been, in the business of rendering investment advisory services to significant pools of capital since 1987. Navellier & Associates, Inc. has been providing investment advice since 1988.


      For information regarding the Fund's expenses and the fees paid to the Investment Adviser see "Expenses of the Fund".

      (a) THE INVESTMENT ADVISER


      The offices of the Investment Adviser (Navellier & Associates, Inc.) are located at One East Liberty, Third Floor, Reno, Nevada 89501. The Investment Adviser began operations in 1998 and advises this Fund, The Navellier Millennium Funds and acts as subadviser to The Touchstone Large Cap Growth Fund.


      (i) The following individuals own the enumerated shares of outstanding stock of the Investment Adviser and, as a result, maintain control over the Investment Adviser:


                        SHARES OF OUTSTANDING STOCK          PERCENTAGE OF
       NAME              OF THE INVESTMENT ADVISER        OUTSTANDING SHARES
       ----              -------------------------        ------------------
Louis G. Navellier                  --                             --%


      (ii) The following individuals are affiliated with the Fund, the Investment Adviser, and the Distributor in the following capacities:

      NAME                                         POSITION
      ----                                         --------
Louis G. Navellier   President of The Navellier Performance Funds; Director, CEO,
                     President, Secretary, and Treasurer of Navellier & Associates, Inc.;
                     Director, President, CEO, Secretary, and Treasurer of Navellier
                     Securities Corp.; one of the Portfolio Managers of the Fundamental A
                     Portfolio, the Mid Cap Growth Portfolio and the Aggressive Micro Cap Portfolio.

Michael Borgen       One of the Portfolio Managers of the Mid Cap Growth Portfolio and the Aggressive
                     MicroCap Portfolio.

Arjen Kuyper         Treasurer of The Navellier Performance Funds.

Samuel Kornhauser    Legal Counsel to the Fund and the independent trustees and chief compliance officer to the Fund.




      (iii) The management fees payable to the Investment Adviser under the terms of the Investment Advisory Agreements (the "Advisory Agreements") between the Investment Adviser and the Fund are payable monthly and are based upon 0.84% of the average daily net assets of the Fundamental A Portfolio, the Mid Cap Growth Portfolio and the Aggressive Micro Cap Portfolio. The Investment Adviser has the right, but not the obligation, to waive any portion or all of its management fee, from time to time.



     In determining the compensation (advisory fee) approved for the Investment Advisor for 2004, the Board of Trustees considered what other advisors with similar styles and high volume trading activities charged, the fact that Navellier Management, Inc. has a unique and proprietary investment style, that the investors presumably chose to invest in this Fund because of Navellier Management, Inc.'s specific investment style, the advisor's past performance and projected future performance and its past and future willingness to waive reimbursement of costs advanced, thereby effectively reducing its fees. The Board of Trustees considered the same criteria in approving a continuation of the same terms and compensation for Navellier & Associates, Inc. for fiscal 2005.


      Navellier Management, Inc. was paid investment advisory fees for the following Portfolios in the following amounts for the following fiscal years:


                                                                 2004          2003          2002
                                                             -----------   -----------   -----------
Navellier Aggressive Growth Portfolio                        $        --   $   232,685   $   469,643
Navellier Mid Cap Growth Portfolio                           $ 1,630,778   $ 1,425,177   $ 1,436,452
Navellier Aggressive Micro Cap Portfolio                     $   160,232   $   104,947   $   104,681


      The Investment Adviser has agreed to waive reimbursement of all or a portion of the expenses advanced by it on behalf of the following portfolios for the following years if total operating expenses exceed the following amounts:


         PORTFOLIO                    EXPENSE LIMIT      YEAR(S)
         ---------                    -------------      -------
Fundamental A                             1.49%        2005 & 2006
Mid Cap Growth Portfolio                  1.34%           2005
Mid Cap Growth Portfolio - I Shares       0.99%           2005
Aggressive Micro Cap Portfolio            1.49%           2005



      The Adviser has agreed to limit the total net operating expenses of each Portfolio to 1.49% of average annual net assets, except for the Mid Cap Growth Portfolio - Regular Class and the Mid Cap Growth Portfolio - I Class which are limited to 1.34% and 0.99%, respectively. In order to maintain the expense limitation, the Adviser paid operating expenses of the Mid Cap Growth Portfolio and the Aggressive Micro Cap Portfolio, of $508,374 and $247,509 respectively for fiscal 2004, and was reimbursed $252,626 and $221,632 respectively. In fiscal 2003, the Investment Advisor paid operating expenses of $531,886 and $145,585 respectively and was reimbursed $292,679 and $126,843 respectively. In fiscal 2002, the Investment Advisor paid operating expenses of $502,699 and $110,499 respectively and was reimbursed $260,815 and $91,806 respectively.

      Expenses not expressly assumed by the Investment Adviser under the Advisory Agreement are paid by the Fund. The Advisory Agreements list examples of expenses paid by the Fund for the account of the applicable Portfolio, the major categories of which relate to taxes, fees to Trustees, legal, accounting, and audit expenses, custodian and transfer agent expenses, certain printing and registration costs, and non-recurring expenses, including litigation.


      The Advisory Agreement provides that the Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or its investors except for losses (i) resulting from the willful misfeasance, bad faith, or gross negligence on its part, (ii) resulting from reckless disregard by it of its obligations and duties under the Advisory Agreement, or (iii) a loss for which the Investment Adviser would not be permitted to be indemnified under the Federal Securities laws.

      (iv) Pursuant to an Administrative Services Agreement, the Investment Adviser receives an annual fee of .25% of the value of the assets under management and provides or is responsible for the provision of certain administrative services to the Fund, including, among others, the preparation and maintenance of certain books and records required to be maintained by the Fund under the Investment Company Act of 1940. The Administrative Services Agreement permits the Investment Adviser to contract out for all of its duties thereunder; however, in the event of such contracting, the Investment Adviser remains responsible for the performance of its obligations under the Administrative Services Agreement. The Investment Adviser has an agreement with Integrated Fund Services, Inc. to perform, in addition to transfer agent services, some or all administrative services and may contract in the future with other persons or entities to perform some or all of its administrative services. All of these contracted services are and will be paid for by the Investment Adviser out of its fees or assets.

      In exchange for its services under the Administrative Services Agreement, the Fund reimburses the Investment Adviser for certain expenses incurred by the Investment Adviser in connection therewith but does not reimburse Investment Adviser (over the amount of 0.25% annual Administrative Services Fee) to reimburse it for fees Investment Adviser pays to others for administrative services. The agreement also allows Investment Adviser to pay to its delegate part or all of such fees and reimbursable expense payments incurred by it or its delegate.

      The Investment Advisory Agreements permit the Investment Adviser to act as investment adviser for any other person, firm, or corporation, and designates the Investment Adviser as the owner of the name "Navellier" or any use or derivation of the word Navellier. If the Investment Adviser shall no longer act as investment adviser to the Fund, the right of the Fund to use the name "Navellier" as part of its title may, solely at the Investment Adviser's option, be withdrawn.

      The Investment Adviser advanced the Fund's organizational expenses which were $ 0. The Fund has agreed to reimburse the Investment Adviser for the organizational and other expenses it advances, without interest, on a date or dates to be chosen at the sole discretion of Navellier Management, Inc., or the Investment Adviser can elect to waive reimbursement of some or all of such advances. No Portfolio shall be responsible for the reimbursement of more than its proportionate share of expenses.

      The Fund and its investment adviser and principal underwriter have adopted codes of ethics which prohibit Fund personnel and access persons from investing in securities that the Fund has invested in until after the Fund has sold its investment in those securities.

      Information about the Fund (including the SAI and codes of ethics) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund including information about the codes of ethics are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

      (b) THE DISTRIBUTOR

      The Fund's Distributor is Navellier Securities Corp., a Delaware Corporation organized and incorporated on May 10, 1993. Navellier Securities Corp. is registered as a broker-dealer with the Securities Exchange Commission and National Association of Securities Dealers and the various states in which this Fund's securities will be offered for sale by Distributor and will be registered with such agencies and governments before any Fund shares are sold by it. The Fund's shares will be continuously distributed by Navellier Securities Corp. (the "Distributor") located at One East Liberty, Third Floor, Reno, Nevada 89501, pursuant to a Distribution Agreement, dated October 17, 1995. The Distribution Agreement obligates the Distributor to pay certain expenses in connection with the offering of the shares of the Fund. The Distributor is responsible for any payments made to its registered representatives as well as the cost in excess of the 12b-1 fee (discussed below under "Distribution Plan") of printing and mailing Prospectuses to potential investors and of any advertising incurred by it in connection with the distribution of shares of the Fund.

DISTRIBUTION PLANS

THE FUNDAMENTAL A PORTFOLIO, THE MID CAP GROWTH PORTFOLIO AND THE AGGRESSIVE MICRO CAP PORTFOLIO DISTRIBUTION PLANS



      The Fundamental A Portfolio, the Mid Cap Growth Portfolio and the Aggressive Micro Cap Portfolio have each adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan"), whereby each such Portfolio compensates Distributor or others in the amount of 0.25% per annum of the average daily net assets of each such Portfolio for expenses incurred and services rendered for the promotion and distribution of the shares of each such Portfolio of the Fund, including, but not limited to, the printing of prospectuses, statements of additional information and reports used for sales purposes, expenses (including personnel of Distributor) of preparation of sales literature and related expenses, advertisements and other distribution-related expenses, including a prorated portion of Distributor's overhead expenses attributable to the distribution of each such Portfolio's Fund shares. Such payments are made monthly. Each 12b-1 fee includes, in addition to promotional activities, amounts that each such Portfolio pays to Distributor or others as a service fee to compensate such parties for personal services provided to shareholders of such Portfolio and/or the maintenance of shareholder accounts. The total amount of 12b-1 fees paid for such personal services and promotional services shall be 0.25% per year of the average daily net assets of each such Portfolio. The Distributor can keep all of said 12b-1 fees it receives to the extent it is not required to pay others for such services. Such Rule 12b-1 fees are made pursuant to the distribution plan and distribution agreements entered into between such service providers and Distributor or each of the Portfolios directly. Each 12b-1 Plan for each such Portfolio also covers payments by the Distributor and Investment Adviser to the extent such payments are deemed to be for the financing of any activity primarily intended to result in the sale of shares issued by each such Portfolio within the context of Rule 12b-1. The payments under each such 12b-1 Plan for each Portfolio are included in the maximum operating expenses which may be borne by each such Portfolio. Payments under each such 12b-1 Plan for each such Portfolio may exceed actual expenses incurred by the Distributor, Investment Adviser or others. The Fund believes the 12b-1 plans may benefit the Fund shareholders by broadening the distribution channels for the sale of the Fund's portfolios thereby potentially increasing sales and the amount invested in the Fund which potentially decreases the operating expenses and may result in economies of scale which could decrease the Funds costs and could increase the returns to investors.



      The Distributor was paid $399,311 and $47,688, respectively in 12b-1 fees during the twelve month period ended December 31, 2004 for services in connection with the Mid Cap Growth Portfolio and Aggressive Micro Cap Portfolio, and spent $0 for advertising, $12,386 for printing, $15,930 for mailing (including mailing of prospectuses to other than current shareholders), $0 to underwriters, $367,096 to compensate dealers, $0 to compensate NSC sales and other personnel, $0 for interest and $51,587 in other expenses during fiscal 2003. Investors may also be charged a transaction fee if they effect transactions in fund shares through a broker or agent. Louis Navellier has a direct financial interest in the operation of each of these 12b-1 Plans.

      (c) THE CUSTODIAN

      FBR National Trust Company, 4922 Fairmont Avenue, Bethesda, Maryland 20814, serves as the custodian of the Fund's portfolio securities. It is responsible for retaining custody of the assets of the Fund.

      (d) TRANSFER AGENT

Integrated Fund Services, Inc. 221 E. 4th Street, Suite 300, Cincinnati, OH 45202, serves as the transfer agent to the Fund and in such capacity maintains certain accounting and other records of the Fund and processes requests for the purchase or the redemption of shares, maintains records of ownership for shareholders, and performs certain other shareholder and administrative services on behalf of the Fund.

      (e) LEGAL COUNSEL

      The Law Offices of Samuel Kornhauser 155 Jackson Street, Suite 1807, San Francisco, California 94111 is legal counsel to the Fund, to the Investment Adviser and to the Distributor.

      (f) INDEPENDENT PUBLIC ACCOUNTANT
      Tait, Weller & Baker, 1818 Market Street, Suite 2400 Philadelphia, Pennsylvania 19103 is a certified accounting firm which is the independent public accountant for the Fund. It proposes the audited financial statements and the annual and semiannual reports for the Fund.


                    BROKERAGE ALLOCATION AND OTHER PRACTICES


      In effecting portfolio transactions for the Fund, the Investment Adviser adheres to the Fund's policy of seeking best execution and price, determined as described below, except to the extent it is permitted to pay higher brokerage commissions for "brokerage and research services," as defined herein. The Investment Adviser may cause the Fund to pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission which another broker or dealer would have charged for effecting the transaction if the Investment Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer or that any offset of direct expenses of a Portfolio yields the best net price. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include giving advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities; furnishing analysis and reports concerning issuers, industries, economic facts and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Brokerage and research services provided by brokers to the Fund or to the Investment Adviser are considered to be in addition to and not in lieu of services required to be performed by the Investment Adviser under its contract with the Fund and may benefit both the Fund and other clients of the Investment Adviser or customers of or affiliates of the Investment Adviser. Conversely, brokerage and research services provided by brokers to other clients of the Investment Adviser or its affiliates may benefit the Fund. During 2004, the former Investment Adviser entered into such "soft dollar" transactions with the following brokers in the following amounts.



                    Broker                            $ Amount
                    ------                            --------





      If the securities in which a particular Portfolio of the Fund invests are traded primarily in the over-the-counter market, where possible, the Fund will deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

      The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations including, without limitation, the overall direct net economic result to the Fund (involving both price paid or received and any net commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future, and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the Investment Adviser in determining the overall reasonableness of brokerage commissions paid by the Fund. Some portfolio transactions are subject to the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to obtaining best prices and executions, effected through dealers who sell shares of the Fund.

      The Board of Trustees of the Fund will periodically review the performance of the Investment Adviser of its respective responsibilities in connection with the placement of portfolio transactions on behalf of the Fund and review the commissions paid by the Fund over representative periods of time to determine if they are reasonable in relation to the benefits to the Fund.

      The Board of Trustees will periodically review whether the recapture for the benefit of the Fund of some portion of the brokerage commissions or similar fees paid by the Fund on portfolio transactions is legally permissible and advisable. At present, no recapture arrangements are in effect. The Board of Trustees will review whether recapture opportunities are available and are legally permissible, and, if so, will determine, in the exercise of their business judgment, whether it would be advisable for the Fund to seek such recapture.

                              EXPENSES OF THE FUND

GENERAL

      Each Portfolio is responsible for the payment of its own expenses. These expenses are deducted from that Portfolio's investment income before dividends are paid. These expenses include, but are not limited to: fees paid to the Investment Adviser (fees paid to the Consultant are paid by the Investment Adviser from its fees and are NOT paid by the Fund or the applicable Portfolio or by the shareholders), the Custodian and the Transfer Agent; Trustees' fees; taxes; interest; brokerage commissions; organization expenses; securities registration ("blue sky") fees; legal fees; auditing fees; printing and other expenses which are not directly assumed by the Investment Adviser under its investment advisory or expense reimbursement agreements with the Fund. General expenses which are not associated directly with a specific Portfolio (including fidelity bond and other insurance) are allocated to each Portfolio based upon their relative net assets. The Investment Adviser may, but is not obligated to, from time to time advance funds, or directly pay, for expenses of the Fund and may seek reimbursement of or waive reimbursement of those advanced expenses.

COMPENSATION OF THE INVESTMENT ADVISER


      The Investment Adviser presently receives an annual 0.84% fee for investment management of the Fundamental A Portfolio, the Mid Cap Growth Portfolio and the Aggressive Micro Cap Portfolio. Each fee is payable monthly, based upon each Portfolio's average daily net assets. The Investment Adviser also receives a 0.25% annual fee for rendering administrative services to the Fund pursuant to an Administrative Services Agreement and is entitled to reimbursement for operating expenses it advances for the Fund.


DISTRIBUTION PLANS


See Distribution Plans at page __ of this SAI.

BROKERAGE COMMISSIONS

      The Investment Adviser may select selected broker-dealers to execute portfolio transactions for the Portfolios of the Fund, provided that the commissions, fees, or other remuneration received by such party in exchange for executing such transactions are reasonable and fair compared to those paid to other brokers in connection with comparable transactions. In addition, when selecting broker-dealers for Fund portfolio transactions, the Investment Adviser may consider the record of such broker-dealers with respect to the sale of shares of the Fund.


      During fiscal 2004, 2003 and 2002 the Fund paid aggregate brokerage commissions of $766,266, $792,449, and $1,161,378 respectively.


      During fiscal 2003 the Fund directed brokerage transactions to the following brokers in the following amounts for the following commissions in exchange for brokerage and research services (soft dollars).


                               Aggregate               Aggregate
                               Amount of              Commissions
Broker                       Transactions                Paid
--------------------         ------------             -----------

UBS Warburg                                             $68,740
Embarcadero                                             $62,950
Wilshire Ass. Inc.                                      $25,000
Rockdale Securities                                     $17,900



                       CAPITAL STOCK AND OTHER SECURITIES

      The rights and preferences attached to the shares of each Portfolio are described in the Prospectus. (See "Description of Shares".) The Investment Company Act of 1940 requires that where more than one class or series of shares exists, each class or series must be preferred over all other classes or series in respect of assets specifically allocated to such class or series. Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Investment Company Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless the interests of each series in the matter are substantially identical or that the matter does not affect any interest of such series. However, the Rule exempts the selection of independent public accountants, the approval of principal distribution contracts, and the election of Trustees from the separate voting requirements of the Rule.

                              DESCRIPTION OF SHARES


      The Fund is a Delaware business trust organized on October 17, 1995. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest. The Board of Trustees has the power to designate one or more classes ("Portfolios") of shares of beneficial interest and to classify or reclassify any unissued shares with respect to such classes. Presently the Fund is offering shares of three Portfolios--the Navellier Fundamental A Portfolio, the Navellier Mid Cap Growth Portfolio and the Navellier Aggressive Micro Cap Portfolio each of which is described above.


      The shares of each Portfolio, when issued, are fully paid and non-assessable, are redeemable at the option of the holder, are fully transferable, and have no conversion or preemptive rights. Shares are also redeemable at the option of each Portfolio of the Fund when a shareholder's investment, as a result of redemptions in the Fund, falls below the minimum investment required by the Fund (see "Redemption of Shares"). Each share of a Portfolio is equal as to earnings, expenses, and assets of the Portfolio and, in the event of liquidation of the Portfolio, is entitled to an equal portion of all of the Portfolio's net assets. Shareholders of each Portfolio of the Fund are entitled to one vote for each full share held and fractional votes for fractional shares held, and will vote in the aggregate and not by Portfolio except as otherwise required by law or when the Board of Trustees determines that a matter to be voted upon affects only the interest of the shareholders of a particular Portfolio. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of Trustees can, if they so choose, elect all of the Trustees. While the Fund is not required, and does not intend, to hold annual meetings of shareholders, such meetings may be called by the Trustees at their discretion, or upon demand by the holders of 10% or more of the outstanding shares of any Portfolio for the purpose of electing or removing Trustees.

      All shares (including reinvested dividends and capital gain distributions) are issued or redeemed in full or fractional shares rounded to the third decimal place. No share certificates will be issued. Instead, an account will be established for each shareholder and all shares purchased will be held in book-entry form by the Fund.

                   PURCHASE, REDEMPTION, AND PRICING OF SHARES

      The Fund's various portfolio shares are sold to the general public on a continuous basis through the Distributor, the Transfer Agent and the Distributor's network of broker-dealers.

PURCHASE BY MAIL

      Investments in the Fund can be made directly to the Distributor or through the transfer agent--Integrated Fund Services, Inc.--or through selected securities dealers who have the responsibility to transmit orders promptly and who may charge a processing fee.

TO INVEST BY MAIL: Fill out an application designating which Portfolio you are investing in and make a check payable to "The Navellier Performance Funds." Mail the check along with the application to:

      The Navellier Performance Funds
      c/o Integrated Fund Services, Inc.
      P. O. Box 5354
      Cincinnati, OH 45202

      Purchases by check will be credited to an account as of the date the Portfolio's net asset value is next determined after receipt of payment and a properly completed account application. Foreign checks will not be accepted. Be certain to specify which Portfolio or Portfolios you are investing in.

      Purchase orders which do not specify the Portfolio in which an investment is to be made will be returned. (See "Purchase and Pricing of Shares--General Purchasing Information".) Net asset value per share is calculated once daily as of 4 p.m. E.S.T. on each business day. (See "Purchase and Pricing of Shares--Valuation of Shares".)

THE NAVELLIER PERFORMANCE FUNDS' PORTFOLIOS

      The shares of each Portfolio are sold at their net asset value per share next determined after an order in proper form (i.e., a completely filled out application form) is received by the Transfer Agent.

      If an order for shares of a Portfolio is received by the Transfer Agent by 4:00 p.m. Eastern Time on any business day, such shares will be purchased at the net asset value determined as of 4:00 p.m. Eastern Time on that day. Otherwise, such shares will be purchased at the net asset value determined as of 4:00 p.m. Eastern Time on the next business day. However, orders received by the Transfer Agent from the Distributor or from dealers or brokers after the net asset value is determined that day will receive such net asset value price if the orders were received by the Distributor or broker or dealer from its customer prior to such determination and were transmitted to and received by the Transfer Agent prior to its close of business on that day. Shares are entitled to receive any declared dividends on the day following the date of purchase.

PURCHASES THROUGH SELECTED DEALERS

      The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept purchase and redemption orders for the Fund. If you purchase through such a broker, your order will be priced at the NAV next determined after your broker or its designated intermediary accepts it. Contact your broker to determine whether it has an established relationship with the Distributor. Investors may be charged a transaction fee if they effect transactions in Fund shares through a broker or agent. However, shares purchases directly from the Fund will be free of any transaction charges.

      Certain selected Dealers may effect transactions in shares of the Portfolios through the National Securities Clearing Corporation's Fund/SERV system.

      Purchases of shares through Selected Dealers not utilizing the National Securities Clearing Corporation's Fund/SERV system will be effected when received in proper form by the Transfer Agent, as described above, in the same manner and subject to the same terms and conditions as are applicable to shares purchased directly through the Transfer Agent. There is no sales load charged to the investor on purchases of the Fund's Portfolios, whether purchased through a Selected Dealer or directly through the Transfer Agent; there is however an ongoing Rule 12b-1 fee applicable to all portfolios.

      Shareholders who wish to transfer Fund shares from one broker-dealer to another should contact the Fund at (800) 622-1386.

      REDEMPTION OF SHARES The Prospectus, under "Redemption of Shares" describes the requirements and methods available for effecting redemption. The Fund may suspend the right of redemption or delay payment more than seven days
(a) during any period when the New York Stock Exchange or any other applicable exchange, is closed (other than a customary weekend and holiday closing), (b) when trading on the New York Stock Exchange, or any other applicable exchange, is restricted, or an emergency exists as determined by the Securities and Exchange Commission ("SEC") or the Fund so that disposal of the Fund's investments or a fair determination of the net asset values of the Portfolios is not reasonably practicable, or (c) for such other periods as the SEC by order may permit for protection of the Portfolio's shareholders.

      The Fund normally redeems shares for cash. However, the Board of Trustees can determine that conditions exist making cash payments undesirable. If they should so determine (and if a proper election pursuant to Rule 18F-1 of the Investment Company Act has been made by the Fund), redemption payments could be made in securities valued at the value used in determining net asset value. There generally will be brokerage and other costs incurred by the redeeming shareholder in selling such securities.

REDEMPTIONS BY TELEPHONE

      You automatically receive telephone redemption and exchange privileges when you purchase Fund shares. You may sell or exchange your shares by phone.

      If any account has more than one owner, the Transfer Agent may rely on the telephone instructions of any one owner. Each Portfolio of the Fund employs reasonable procedures in an effort to confirm the authenticity of telephone instructions, which may include giving some form of personal identification prior to acting on the telephone instructions. If these procedures are not followed, the Fund and the Transfer Agent may be responsible for any losses because of unauthorized or fraudulent instructions. By requesting telephone redemption privileges, you authorize the Transfer Agent to act upon any telephone instructions it believes to be genuine, (1) to redeem shares from your account and (2) to mail or wire transfer the redemption proceeds. You cannot redeem shares by telephone until 30 days after you have notified the Transfer Agent of any change of address.

      Telephone redemption is not available for shares held in IRAs. Each Portfolio may change, modify, or terminate its telephone redemption services at any time upon 30 days' notice.

FURTHER REDEMPTION INFORMATION

      Additional documentation regarding a redemption by any means may be required when deemed appropriate by the Fund and/or the Transfer Agent, and the request for such redemption will not be considered to have been received in proper form until such additional documentation has been received. An investor should contact the Fund or the Transfer Agent to inquire what, if any, additional documentation may be required.

      The Fund reserves the right to modify any of the methods of redemption upon 30 days' written notice to shareholders.

      Due to the high cost of maintaining accounts of less than $2,000 ($500 for IRA or other qualifying plan accounts), the Fund reserves the right to redeem shares involuntarily in any such account at their then current net asset value. Shareholders will first be notified and allowed 30 days to make additional share purchases to bring their accounts to more than $2,000 ($500 for IRA or other qualifying plan accounts). An account will not be redeemed involuntarily if the balance falls below $2,000 ($500 for IRA or other qualifying plan accounts) by virtue of fluctuations in net asset value rather than through investor redemptions.

      Under certain circumstances (i.e., when the applicable exchange is closed or trading has been restricted, etc.), the right of redemption may be suspended or the redemption may be satisfied by distribution of portfolio securities rather than cash if a proper election pursuant to Rule 18F-1 of the Investment Company Act has been made by the Fund.

      Investors may redeem their shares and instruct the Fund or Transfer Agent, in writing or by telephone, to either deposit the redemption proceeds in the FBR Fund for Government Investors, an unaffiliated money market mutual fund, pending further instructions as to the investor's desire to subsequently reinvest in the Fund or the investor may direct some other disposition of said redemption proceeds.

      DETERMINATION OF NET ASSET VALUE As described in the Prospectus under "Purchase and Pricing of Shares - Valuation of Shares," the net asset value of shares of each Portfolio of the Fund is determined once daily as of 4 p.m. Eastern time on each day during which the New York Stock Exchange, or other applicable exchange, is open for trading. The New York Stock Exchange is scheduled to be closed for trading on the following days: New Year's Day, Presidents' Day, Martin Luther King Jr.'s birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Board of Trustees of the Exchange reserves the right to change this schedule. In the event that the New York Stock Exchange or the national securities exchanges on which small cap equities are traded adopt different trading hours on either a permanent or temporary basis, the Board of Trustees of the Fund will reconsider the time at which net asset value is to be computed.


      VALUATION OF ASSETS In determining the value of the assets of any Portfolio of the Fund, the securities for which market quotations are readily available are valued at market value, which is currently determined using the last reported sale price, or, if no sales are reported - as is the case with many securities traded over-the-counter - the last reported bid price. Debt securities (other than short-term obligations, i.e., obligations which have 60 days or less left to maturity, which are valued on the basis of amortized cost) are normally valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities. Prices provided by a pricing service may be determined without exclusive reliance on quoted prices and take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality of issue, trading characteristics, and other market data. All other securities and assets are valued at their fair value as determined in good faith by the Investment Advisor subject to the approval of the Board of Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Board of Trustees.


EXCHANGE PRIVILEGES


      Shares of each Portfolio in this Fund may be exchanged for one another at net asset value. Exchanges among portfolios of the Fund may be made only in those states where such exchanges may legally be made. The total value of shares being exchanged must at least equal the minimum investment requirement of the Portfolio into which they are being exchanged. Exchanges are made based on the net asset value next determined of the shares involved in the exchange. Only one exchange in any 30-day period is permitted with a limit of 2 exchanges per quarter. The Fund reserves the right to restrict the frequency or otherwise modify, condition, terminate, or impose charges upon the exchange, upon 60 days' prior written notice to shareholders. There is a limit of eight (8) exchanges per year. Exchanges will be effected by the redemption of shares of the Portfolio held and the purchase of shares of the other Portfolio. For federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss, if any, may be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis. For this purpose, however, a shareholder's cost basis may not include the sales charge, if any, if the exchange is effectuated within 90 days of the acquisition of the shares. Shareholders wishing to make an exchange should contact the Transfer Agent. Exchange requests in the form required by the Transfer Agent and received by the Transfer Agent prior to 4:00 p.m. Eastern Time will be effected at the next determined net asset value.


EXCESSIVE TRADING


      The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Fund does not approve of excessive trading/market-timing. Excessive purchases, redemptions or exchanges of fund shares may disrupt portfolio management and may drive fund expenses higher. The Fund may limit or terminate your exchange privileges or may not accept future investments from you if you engage in excessive trading. In determining excessive trading, we consider frequent purchases and redemptions having similar effects as exchanges to be excessive trading. More that two (2) exchanges in a quarter (3 months) is considered excessive trading though the Fund reserves the right to impose restrictions if there are less frequent transactions.


REDEMPTION FEE



     -- The Portfolios will deduct a fee of 2.00% from redemption proceeds on Portfolio shares held less than two months.



     -- Exchanges on shares held less than two months will trigger the redemption fee.



     -- The redemption fee is paid directly to the Portfolio and is designed to offset brokerage commissions, market impact and other costs associated with fluctuations in Portfolio asset levels and cash flow caused by short term shareholder trading.



     -- If you bought shares on different days, the shares you held longest will be redeemed first for purposes of determining whether the redemption fee applies.



     -- The redemption fee does not apply to shares acquired through reinvestment of dividends and/or capital gains.



     -- The redemption fee does not apply to shares redeemed through the use of our automatic withdrawal plan.



     -- The redemption fee does not apply in the event of any involuntary redemption and/or exchange transactions, including those required by law or regulation, a regulatory agency, a court order, or as a result of a liquidation of a Portfolio by the Board of Trustees.



     -- The redemption fee may be waived for omnibus accounts held by financial intermediaries whose systems are unable to assess the redemption fee and certain employer-sponsored retirement accounts (including certain 401(k) and other types of defined contribution or employee benefit plans).



     -- The redemption fee may be waived by the Funds' officers in any case where the nature of the transaction or circumstances do not pose the risks that the Board of Trustees' policies and procedures to prevent market timing are designed to mitigate. All waivers provided by the Funds' officers will be disclosed to the Funds' Board of Trustees at its next regularly scheduled quarterly meeting.



     -- The redemption fee assessed by certain financial intermediaries that have omnibus accounts in the Funds, including employer-sponsored retirement accounts, may be calculated using methodologies that differ from those utilized by the Funds' transfer agent. Such differences are typically attributable to system design differences unrelated to the investment in the Funds. These system differences are not intended or expected to facilitate market timing or frequent trading.




POLICIES TO PREVENT MARKET TIMING



     The Fund is not designed for market timing organizations or other entities using programmed or frequent exchanges. Short-term trading or "market timing" involves frequent purchases and redemptions of fund shares and may present risks for long-term shareholders of the fund including among other things, dilution in the value of fund shares held by long-term shareholders, interference in the efficient management of the fund's portfolio, increased brokerage and administrative costs and forcing the fund to hold excess levels of cash. One form of market timing is called "time zone arbitrage." This occurs when shareholders of portfolios that primarily invest in securities that are listed on foreign exchanges take advantage of time zone differences between the close of foreign markets on which the portfolios' securities trade and the close of the U.S. markets, which is when the portfolios' share prices are calculated. Arbitrage opportunities may also occur in portfolios that do not invest in foreign securities. For example, if trading in a security held by a portfolio is halted and does not resume prior to the time the portfolio's share price is calculated, such "stale pricing" presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, portfolios that hold thinly-traded securities, such as certain micro- or small-capitalization securities, may be exposed to varying levels of pricing arbitrage.



      The Navellier Performance Funds portfolios are intended as long-term investments. Therefore, the Funds' Board of Trustees has adopted policies and procedures set forth herein and administered through the Transfer Agent and the Funds' staff and reviewed periodically by the Chief Compliance Officer and Board of Trustees for compliance and which are designed to prohibit short-term trading, excessive exchanges and other market timing activities. Steps the Funds have taken include: periodically reviewing individual shareholder trading activity to identify shareholders who are making excessive transactions or otherwise trading portfolios inappropriately, imposing a 2.00% redemption fee on shares held less than two months and providing the Fund discretion to reject an exchange, at any time, for any reason.



     The redemption fee may be waived for omnibus accounts held by financial intermediaries whose systems are unable to assess the redemption fee and certain employer-sponsored retirement accounts (including certain 401(k)) and other types of defined contribution or employee benefit plans.



     The redemption fee may be waived by the Funds' officers in any case where the nature of the transaction or circumstances do not pose the risks that the Board of Trustees' policies and procedures to prevent market timing are designed to mitigate. All waivers provided by the Funds' officers will be disclosed to the Funds' Board of Trustees at its next regularly scheduled quarterly meeting.



     The portfolios cannot always know about or reasonably detect excessive trading by shareholders who purchase shares of the Funds through financial intermediaries. Intermediaries generally maintain omnibus accounts with the Funds, which do not allow access to individual shareholders' account information. With respect to trades that occur through omnibus accounts at intermediaries, the Funds have requested assurance that intermediaries have policies to prevent market timing.



     The Fund reserves the right to reject any specific purchase order, including an order made by a market timer. Any redemption that is made as a result of this activity will be subject to any and all redemption fees.


PLEASE NOTE: The Fund reserves the right to delay sending redemption proceeds for up to seven days. (This generally applies in cases of very large redemptions, excessive trading or during unusual market conditions.)

                                      TAXES

      In the case of a "series fund" (that is, a regulated investment company having more than one segregated portfolio of investments the beneficial interests in which are owned by the holders of a separate series of stock), each investment portfolio is treated as a separate corporation for federal income tax purposes. The Fund will be deemed a series fund for this purpose and, thus, each Portfolio will be deemed a separate corporation for such purpose.

      Each Portfolio of the Fund intends to qualify as a regulated investment company for federal income tax purposes. Such qualification requires, among other things, that each Portfolio (a) make a timely election to be a regulated investment company, (b) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities (including options and futures) or foreign currencies, and (c) diversify its holdings so that at the end of each fiscal quarter (i) 50% of the market value of its assets is represented by cash, government securities, securities of other regulated investment companies, and securities of one or more other issuers (to the extent the value of the securities of any one such issuer owned by the Portfolio does not exceed 5% of the value of its total assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities (other than government securities and securities of other regulated investment companies) of any one industry. These requirements may limit the ability of the Portfolios to engage in transactions involving options and futures contracts.

      If each Portfolio qualifies as a regulated investment company, it will not be subject to federal income tax on its "investment company taxable income" (calculated by excluding the amount of its net capital gain, if any, and by excluding the dividends-received and net operating loss deductions) or "net capital gain" (the excess of its long-term capital gain over its net short-term capital loss) which is distributed to shareholders. In determining taxable income, however, a regulated investment company holding stock on the record date for a dividend is required to include the dividend in income on the later of the ex-dividend date or the date of acquisition.

      DIVIDENDS AND DISTRIBUTIONS

      All dividends and distributions with respect to the shares of any Portfolio will be payable in shares at net asset value or, at the option of the shareholder, in cash. Any shareholder who purchases shares of the Portfolio prior to the close of business on the record date for a dividend or distribution will be entitled to receive such dividend or distribution. Dividends and distributions (whether received in shares or in cash) are treated either as return of capital, ordinary income or long-term capital gain for federal income tax purposes. Between the record date and the cash payment date, each Portfolio retains the use and benefits of such monies as would be paid as cash dividends.

      Each Portfolio will distribute all of its net investment income and net realized capital gains, if any, annually in December.

      If a cash payment is requested with respect to the Portfolio, a check will be mailed to the shareholder. Unless otherwise instructed, the Transfer Agent will mail checks or confirmations to the shareholder's address of record.

      The federal income tax laws impose a four percent (4%) nondeductible excise tax on each regulated investment company with respect to the amount, if any, by which such company does not meet distribution requirements specified in the federal income tax laws. Each Portfolio intends to comply with the distribution requirements and thus does not expect to incur the four percent (4%) nondeductible excise tax, although the imposition of such excise tax may possibly occur.

      Shareholders will have their dividends and/or capital gain distributions reinvested in additional shares of the applicable Portfolio(s) unless they elect in writing to receive such distributions in cash. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether they want dividends reinvested or distributed.

      The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions. (See "Taxes" following.)

      In the case of foreign participants whose dividends are subject to U.S. income tax withholding and in the case of any participants subject to 30% federal backup withholding, the Transfer Agent will reinvest dividends after deduction of the amount required to be withheld.

      Experience may indicate that changes in the automatic reinvestment of dividends are desirable. Accordingly, the Fund reserves the right to amend or terminate this provision as applied to any dividend or distribution paid subsequent to written notice of the change sent to shareholders at least 90 days before the record date for such dividend or distribution.

      Dividends paid out of net investment income and net short-term capital gains of a Portfolio will be taxable to shareholders as ordinary income regardless of whether such distributions are reinvested in additional shares or paid in cash. If a portion of a Portfolio's net investment income is derived from dividends from domestic corporations, a corresponding portion of the dividends paid out of such income may be eligible for the dividends-received deduction. Corporate shareholders will be informed as to the portion, if any, of dividends received by them which will qualify for the dividends-received deduction.

      Dividends paid out of the net capital gain of a Portfolio that are designated as capital gain dividends by the Fund will be taxable to shareholders as long-term capital gains regardless of how long the shareholders have held their shares. Such dividends will not be eligible for the dividends-received deduction. If shares of the Fund to which such capital gains dividends are attributable are held by a shareholder for less than 31 days and there is a loss on the sale or exchange of such shares, then the loss, to the extent of the capital gain dividend or undistributed capital gain, is treated as a long-term capital loss.

      All distributions, whether received in shares or cash, must be reported by each shareholder on his federal income tax return. Taxable dividends declared in October, November, or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been paid by the Fund and received by such shareholders on December 31 of the year if such dividend is actually paid by the Fund during January of the following year.

      Any dividends paid shortly after a purchase by an investor may have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the dividends. Furthermore, such dividends, although in effect a return of capital, are subject to federal income taxes. Therefore, prior to purchasing shares of the Fund, the investor should carefully consider the impact of dividends, including capital gains distributions, which are expected to be or have been announced.

      The redemption of all or part of the shares of a series held by any shareholder will generally be treated as a sale or exchange unless the redemption fails to substantially reduce the shareholder's percentage ownership interest in the related Portfolio (determined for this purpose using certain specific rules of constructive ownership). Any redemption that does not substantially reduce a shareholder's percentage ownership interest in a Portfolio may be treated as a dividend.

      If a redemption is treated as a sale or exchange, the shareholder will generally realize gain or loss measured by the difference between the redemption price and the basis of the shares. This gain will generally be treated as capital gain (long-term or short-term, depending upon the shareholder's holding period for the redeemed shares).

      The exchange of the shares in one Portfolio for shares in another Portfolio will be treated as a taxable exchange for federal income tax purposes. If the exchange occurs within 90 days of the acquisition of the original shares, however, the shareholder's basis in the original shares will not include the sales charge, if any, to the extent such charge does not exceed the amount that would have been charged on the acquisition of the second-acquired shares if such shares were acquired directly. To the extent that the sales charge, if any, paid upon acquisition of the original shares is not taken into account in determining the shareholder's gain or loss from the disposition of the original shares, it is added to the basis of the newly acquired shares.

      On or before January 31 of each year, the Fund will issue to each person who was a shareholder at any time in the prior year a statement of the federal income tax status of all distributions made to such shareholder.

      Shareholders who fail to provide correct taxpayer identification numbers or fail to certify as to no loss of exemption from backup withholding or otherwise fail to comply with applicable requirements of the law relating to backup withholding will be subject to backup withholding with respect to dividends unless they are corporations or come within other exempt categories. Any amounts paid as backup withholding will be creditable against the federal income tax liabilities of the affected shareholders. All shareholders should consult their own tax advisers with regard to the tax consequences applicable to their respective investments in the Fund.


      The foregoing discussion relates solely to United States federal income tax laws as applicable to United States persons (that is, citizens and residents of the United States and domestic corporations, partnerships, trusts, and estates). Each shareholder who is not a United States person should consult his tax adviser regarding the United States and non-United States tax consequences of ownership of shares, including the possibility that distributions by the Fund may be subject to a United States withholding tax at the rate of 30% (or at a lower rate under an applicable United States income tax treaty).

      Each Portfolio will be subject to a nondeductible excise tax for any year equal to 4% of the "required distribution" for the year over the "distributed amount" for the year. For this purpose, the term "required distribution" means, with respect to any year, the sum of (a) 98% of the Portfolio's "ordinary income" (that is, its taxable income determined by excluding its net capital gain, if any, by disallowing the dividends-received and net operating loss deductions, and by not taking into account any capital gain or loss), (b) 98% of its net capital gain income (that is, the excess of capital gains over capital losses) for the one-year period ending on December 31 of the year, and (c) the "prior year shortfall" (that is, the excess, if any, of the "grossed-up required distribution" for the prior year over the "distributed amount" for such year). For this purpose, the term "grossed-up required distribution" means, with respect to any year, the required distribution for the year (determined by including 100% of the Portfolio's ordinary income and capital gain net income) and the term "distributed amount" means, with respect to any year, the sum of
(a) the amount of dividends-paid or deemed paid during the year, (b) any amount on which the Portfolio is required to pay corporate tax for the year, and (c) the excess, if any, of the distributed amount for the prior year over the required distribution for such year.

      The individual Portfolios will not be subject to tax in Delaware for any year in which they each qualify as a regulated investment company. They may, however, be subject to such tax for any year in which they do not so qualify and may be subject to tax in certain other states where they are deemed to be doing business. Moreover, distributions may be subject to state and local taxes. In those states which have income tax laws, the tax treatment of such Portfolios and the tax treatment of shareholders with respect to distributions may be different from the federal income tax treatment of such persons.

      The foregoing is a general summary of the federal income tax consequences of investing in the Fund to shareholders who are U.S. citizens or U.S. corporations. Shareholders should consult their own tax advisors about the tax consequences of an investment in the Fund in light of each shareholder's particular tax situation. Shareholders should also consult their own tax advisors about consequences under foreign, state, local or other applicable tax laws.

                                  UNDERWRITERS

      The Fund's shares will be continuously distributed through Navellier Securities Corp. (the "Distributor") located at One East Liberty, Third Floor, Reno, Nevada 89501, pursuant to a distribution agreement dated October 17, 1995. The Distributor has been selling this Fund's shares since December 28, 1995.

      The Distributor acts as the sole principal underwriter of the Fund's shares. Through a network established by the Distributor, the Fund's shares may also be sold through selected investment brokers and dealers. For a description of the Distributor's obligations to distribute the Fund's securities, see "The Investment Adviser, Distributor, Custodian and Transfer Agent - Distributor."

      The Distributor did not receive any underwriting commissions in fiscal 2003, 2002 or 2001.
      The following table sets forth the remuneration received by Navellier Securities Corp. ("NSC"), the Distributor, (which is wholly owned by Louis Navellier) for the fiscal year 2003:

                UNDERWRITING
NAME OF        DISCOUNTS AND     COMPENSATION ON      BROKERAGE          OTHER
UNDERWRITER     COMMISSIONS        REDEMPTIONS       COMMISSIONS     COMPENSATION*
-----------    -------------     ---------------     -----------     -------------







Navellier Securities Corp.        $  0               $  0              $  0          $   446,999


*     These "other compensation" amounts are 12b-1 fees paid to NSC.

     Selected brokers and dealers were paid annual 12b-1 fees of 0.25% of the value of the Fund shares they sold or had previously sold.

                         CALCULATION OF PERFORMANCE DATA

      Performance information for each Portfolio may appear in advertisements, sales literature, or reports to shareholders or prospective shareholders. Performance information in advertisements and sales literature may be expressed as total return on the applicable Portfolio, return after taxes on distributions only, or return after taxes on distributions and sale of Fund shares. The performance information on all three categories in set forth in the prospectus and is as follows:

                                                                                            RETURN AFTER TAXES
                                                              RETURN      RETURN AFTER       ON DISTRIBUTIONS     RUSSELL
                                                              BEFORE        TAXES ON         AND SALE OF FUND     MID CAP
   NAVELLIER MID CAP GROWTH PORTFOLIO                         TAXES    DISTRIBUTIONS ONLY          SHARES         GROWTH (2)
   ----------------------------------                         ------   ------------------   ------------------   ----------
One Year...............................................       31.31%         31.31%                20.35%          42.71%
Five Years (annualized)................................       11.67%         11.34%                10.10%           2.01%
Since Inception (annualized)(1)........................       13.97%         13.40%                12.15%           6.57%

After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The loss (if any) in the "Return after taxes on distributions and sale of fund shares" column above may be less than that shown in the "Return after taxes on distributions only" column because it is assumed that the shareholder is subject to the highest federal marginal tax rates and the loss will offset other income that would have otherwise been subject to those higher marginal tax rates. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The indices' returns reflect no deduction for fees, expenses or taxes. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

(1) The effective date of the Mid Cap Growth Portfolio was November 26, 1996. Performance was measured against the Russell Mid Cap Growth Index as of November 26, 1996.

(2) The Russell Mid Cap Growth Index measures the performance of those Russell Mid Cap companies with higher price-to-book ratios and higher forecasted growth values.

                                                                        RETURN AFTER TAXES    RUSSELL
                                          RETURN      RETURN AFTER       ON DISTRIBUTIONS      2000
        NAVELLIER AGGRESSIVE              BEFORE        TAXES ON         AND SALE OF FUND     GROWTH
        MICRO CAP PORTFOLIO               TAXES    DISTRIBUTIONS ONLY         SHARES         INDEX (2)
        --------------------              ------   ------------------   ------------------   ---------
One Year.............................     40.65%         40.65%                26.42%          48.54%
Five Year............................      5.72%          5.37%                 4.84%           0.86%
Since Inception (annualized)(1)......      8.63%          8.26%                 7.43%           3.54%

After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The loss (if any) in the "Return after taxes on distributions and sale of fund shares" column above may be less than that shown in the "Return after taxes on distributions only" column because it is assumed that the shareholder is subject to the highest federal marginal tax rates and the loss will offset other income that would have otherwise been subject to those higher marginal tax rates. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The index's returns reflect no deduction for fees, expenses or taxes. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

(1) The effective date of the Aggressive Micro Cap Portfolio was March 17, 1997. Performance was measured against the Russell 2000 Growth Index as of March 17, 1997.

(2) The Russell 2000 Growth Index contains those Russell 2000 securities with a greater-than-average growth orientation.




      The average annual total return on such Portfolios represents an annualization of each Portfolio's total return ("T" in the formula below) over a particular period and is computed by finding the current percentage rate which will result in the ending redeemable value ("ERV" in the formula below) of a $1,000 payment* ("P" in the formula below) made at the beginning of a one-, five-, or ten-year period, or for the period from the date of commencement of the Portfolio's operation, if shorter ("n" in the formula below). The following formula will be used to compute the average annual total return for the
Portfolio:

                               P (1 + T)(n) = ERV

To calculate the Average Annual Total Return (After Taxes on Distributions) for the 1, 5 and 10 year periods ended on the date of the most recent balance sheet included in the registration statement (or for the periods the Portfolio has been in operation), we calculate the Portfolio's average annual total return (after taxes on distributions) by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of the Portfolio's operations) that would equate the initial amount invested to the ending value, according to the following formula:

                      P(1+T) to the power of (n) = ATV(D)

Where:

P      =   a hypothetical initial payment of $1,000.

T      =   average annual total return (after taxes on distributions).

n      =   number of years.

ATV(D) = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.

To calculate the Average Annual Total Return (After Taxes on Distributions and Redemption) for the 1-, 5-, and 10-year periods ended on the date of the most recent balance sheet included in the registration statement (or for the periods the Portfolio has been in operation), we calculate the Portfolio's average annual total return (after taxes on distributions and redemption) by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of the Portfolio's operations) that would equate the initial amount invested to the ending value, according to the following formula:

                     P(1 + T) to the power of (n) = ATV(DR)

Where:

P       =  a hypothetical initial payment of $1,000.

T       =  average annual total return (after taxes on distributions and redemption).

n       =  number of years.

ATV(DR) =  ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.




      In addition to the foregoing, each Portfolio may advertise its total return over different periods of time by means of aggregate, average, year-by-year, or other types of total return figures.


      For the fiscal year 2003, the Navellier Mid Cap Growth Portfolio had a total return of 31.31%. The Navellier Aggressive Micro Cap Portfolio had a total return of 40.65%.


      Performance information for the Portfolios shall reflect only the performance of a hypothetical investment in the Portfolios during the particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the particular Portfolio, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

      Each Portfolio may, from time to time, include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services, or other services, as having the same investment objectives. The total return may also be used to compare the performance of the Portfolio against certain widely acknowledged outside standards or indices for stock and bond market performance. The Standard & Poor's Composite Index of 500 stocks ("S&P 500") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included.

As summarized in the Prospectus under the heading "Performance and Yield," the total return of each Portfolio may be quoted in advertisements and sales literature.

                          [Financial Statement for the
                         period ended December 31, 2004]

APPENDIX

A-1 AND P-1 COMMERCIAL PAPER RATINGS

      Each of the Portfolios will invest only in commercial paper which, at the date of investment, is rated A-1 by Standard & Poor's Corporation ("S&P") or P-1 by Moody's Investors Services, Inc. ("Moody's"), or, if not rated, is issued or guaranteed by companies which at the date of investment have an outstanding debt issue rated AA or higher by Standard & Poor's or Aa or higher by Moody's.

      Commercial paper rated A-1 by S&P has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned.

      The rating P-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following:
(1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationship which exists with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

                                     PART C

                                OTHER INFORMATION






ITEM 22. EXHIBITS:



EXHIBIT NUMBER    DESCRIPTION
--------------    -----------

      (a)(1)      Certificate of Trust of Registrant [initial N-1A filed
                  December 8, 1995]*

      (a)(2)      Declaration of Trust of Registrant [initial N-1A filed
                  December 8, 1995]*

      (b)         By-Laws of Registrant [initial N-1A filed December 8, 1995]*

      (c)         None

      (d)         Investment Management Agreement between the Navellier
                  Fundamental A Portfolio and Navellier & Associates, Inc., dated January 1, 2005 [filed herewith]

      (d)(1)      Investment Management Agreement between the Navellier Mid Cap
                  Growth Portfolio and Navellier & Associates, Inc., dated
                  January 1, 2005 [filed herewith]

      (d)(2)      Investment Management Agreement between the Navellier
                  Aggressive Micro Cap Portfolio and Navellier & Associates,
                  Inc., dated January 1, 2005 [filed herewith]

      (e) Distribution Agreement dated October 17, 1995 [initial N-1A filed December 8, 1995]*

      (e)(5)      Selected Dealer Agreement (specimen) [initial N-1A filed
                  December 8, 1995]*

      (f)         None

      (g)         Custody Agreement between Registrant and FRB*

      (g)(1)      Administrative Services, Transfer Agreement with Integrated
                  Fund Services Inc.*

      (h)(1) Navellier Administrative Services Agreement [initial N-1A filed December 8, 1995]*

      (h)(2)      Trustee Indemnification Agreements [initial N-1A filed
                  December 8, 1995]*

      (i)         Consent of Counsel [filed herewith]

      (j)         Consent of Independent Auditors as to Performance Funds
                  Portfolios [filed herewith]

      (k)         None

      (l) Subscription Agreement between The Navellier Performance Funds and Louis Navellier, dated October 17, 1995 [initial N-1A filed December 8, 1995]*

      (l)(1)      Investment Adviser Operating Expense Reimbursement Agreement
                  [initial N-1A filed December 8, 1995]*

      (m)         12b-1 Distribution Plan for the Navellier Aggressive Growth
                  Portfolio [initial N-1A filed December 8, 1995]*

      (m)(1)      12b-1 Distribution Plan for the Navellier Mid Cap Growth
                  Portfolio dated October 30, 1996 [Post-Effective Amendment No.
                  4 filed November 26, 1996]*

      (m)(2)      12b-1 Distribution Plan for the Navellier Aggressive Micro Cap
                  Portfolio dated April 27, 1998 [filed May 26, 1998]*

      (o)         18f-3 Plan

      (p)(1)      Code of Ethics for Performance Funds*

      (p)(2)      Code of Ethics for Navellier Management Inc.*

      (p)(3)      Code of Ethics for Navellier Securities Corp.*


* Denotes the document is incorporated herein by reference.


ITEM 23 PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT


      (a) As is described in the Statement of Additional Information ("Control Persons and Principal Holders of Securities") the Fund was initially but no longer is controlled by Louis Navellier, the sole stockholder, officer, and director of the Investment Adviser, who also serves as Trustee and in various officer positions with the Fund (as described more fully under "The Investment Adviser, Distributor, Custodian and Transfer Agent" in the Statement of Additional Information).


      (b) The Distributor, Navellier Securities Corp., (incorporated under the laws of the State of Delaware) is wholly-owned by Louis G. Navellier, who is also as stockholder, director, and officer of the Investment Adviser and a Trustee and officer of the Fund.



                          Navellier Performance Funds

       [UP ARROW]                                      [UP ARROW]
Navellier & Associates Inc.                       Navellier Securities
        ("NAI")                                      Corp. ("NSC")

                            [UP ARROW]  [UP ARROW]
                                Louis Navellier
                           100% owner of NMI and NSC





     Also as set forth in the Statement of Additional Information under "Control Persons" various brokerage firms holding shares for the benefit of their customers hold over 25% of the outstanding shares of the Mid Cap Growth Portfolio.




ITEM 24 NUMBER OF HOLDERS OF SECURITIES



      As of December 31, 2004 the Mid Cap Growth Portfolio had 5,380 shareholders; the Mid Cap Growth Portfolio - Class I Shares had 1,419 shareholders; and the Aggressive Micro Cap Portfolio had 2,022 shareholders.



ITEM 25 INDEMNIFICATION


      The Fund shall indemnify each of its Trustees, officers, employees, and agents (including persons who serve at its request as directors, officers, or trustees of another organization in which it has any interest, as a shareholder, creditor, or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit, or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while in office or thereafter, by reason of his being or having been such a Trustee, officer, employee, or agent, except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties; provided, however, that as to any matter disposed of by a compromise payment by such Person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such person did not engage in bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or by a reasonable determination, based upon review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct by written opinion from independent legal counsel approved by a majority of a quorum of trustees who are neither interested persons nor parties to the proceedings. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled; provided that no person may satisfy any right of indemnity or reimbursement granted herein or to which he may otherwise be entitled except out of the Fund Property. A majority of a quorum of disinterested non-party Trustees may make advance payments in connection with indemnification under this section, provided that the indemnified person shall have given a written undertaking adequately secured to reimburse the Fund in the event it is subsequently determined that he is not entitled to such indemnification, or a majority of a quorum of disinterested non-party Trustees or independent counsel determine, after a review of readily available facts, that the person seeking indemnification will probably be found to be entitled to indemnification.

      Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to the Trustees, officers, and controlling persons of the Fund pursuant to the provisions described under this Item 27, or otherwise, the Fund has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a Trustee, officer, or controlling person of the Fund in the successful defense of any action, suit, or proceeding) is asserted by such Trustee, officer, or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

      The Fund may purchase and maintain insurance on behalf of an officer, Trustee, employee, or agent protecting such person, to the full extent permitted by applicable law, from liability incurred by such person as officer, Trustee, employee, or agent of the Fund or arising from his activities in such capacity.

      Section 9 of the Distribution Agreement between the Fund and Navellier Securities Corp., provides for indemnification of the parties thereto under certain circumstances.

Section 4 of the Advisory Agreement between the various portfolios of the Fund and the Investment Adviser provides for indemnification of the parties thereto under certain circumstances.


ITEM 26 BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER


      Set forth below is a description of any other business, profession, vocation, or employment of a substantial nature in which each investment adviser of the Fund and each director, officer, or partner of any such investment adviser, is or has been at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner, or trustee:

                              POSITIONS HELD WITH
NAME AND PRINCIPAL            REGISTRANT AND ITS                      PRINCIPAL OCCUPATIONS
 BUSINESS ADDRESS                 AFFILIATES                          DURING PAST TWO YEARS
------------------    ------------------------------------    ------------------------------------
Louis Navellier       President of The Navellier              Mr. Navellier is and has been the
One East Liberty      Performance Funds, one of               CEO and President of Navellier &
Third Floor           Portfolio Managers of each of the       Associates Inc., an investment
Reno, NV 89501

                      Portfolios of the Navellier             management company since 1987; he is
                      Performance Funds.  Mr. Navellier is    and has been CEO and President of
                      also the CEO, President, Treasurer,     Navellier Management, Inc.; he is
                      and Secretary of Navellier              one of the Portfolio Managers for
                      Management, Inc., a Delaware            the Investment Adviser to this Fund
                      Corporation which is the Investment     and one of the Portfolio Managers of
                      Adviser to the Fund and CEO,            The Navellier Millennium Funds;
                      President, Treasurer and Secretary      President and CEO of Navellier
                      of Navellier Securities Corp., a        Securities Corp., the principal
                      Delaware Corporation which is the       Underwriter to this Fund and The
                      Distributor for the Fund.  Mr.          Navellier Millennium Funds; CEO and
                      Navellier is also CEO, President,       President of Navellier Fund
                      Secretary, and Treasurer of             Management, Inc. an investment
                      Navellier & Associates Inc.,            advisory company, since November 30,
                      Navellier Publications, Inc., MPT       1995; and has been editor of MPT
                      Review Inc., and Navellier              Review from August 1987 to the
                      International Management, Inc.;         present, and was publisher and
                      Trustee and President of The            editor of the predecessor investment
                      Navellier Millennium Funds.             advisory newsletter OTC Insight,
                                                              which he began in 1980 and wrote
                                                              through July 1987.


ITEM 27 PRINCIPAL UNDERWRITERS


      (a) The Distributor does not currently act as principal underwriter, depositor, or investment adviser for any investment company other than the Fund and The Navellier Series Fund.

      (b) The following information is provided, as of the date hereof, with respect to each director, officer, or partner of each principal underwriter named in response to Item 21:

NAME AND PRINCIPAL      POSITION AND OFFICES     POSITIONS AND OFFICES
 BUSINESS ADDRESS        WITH UNDERWRITER           WITH REGISTRANT
------------------    -----------------------    ----------------------
Louis Navellier,      CEO, President,            Trustee, President and
One East Liberty,     Director, Treasurer and    CEO
Third Floor           Secretary
Reno, NV 89501

      (c) As of the date hereof, no principal underwriter who is not an affiliated person of the Fund has received any commissions or other compensation during the Fund's last fiscal year.


ITEM 28 LOCATION OF ACCOUNTS AND RECORDS



      All accounts, records, and other documents required to be maintained under
Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained at the office of The Navellier Performance Funds located at One East Liberty, Third Floor, Reno, Nevada 89501, and the offices of the Fund's
Transfer Agent at 221 E. 4th Street, Cincinnati, Ohio 45202.



ITEM 29 MANAGEMENT SERVICES


      Other than as set forth in Part A and Part B of this Registration Statement, the Fund is not a party to any management-related service contract.


ITEM 30 UNDERTAKINGS



      The Fund hereby undertakes to furnish each person to whom a prospectus is delivered a copy of the latest annual report to shareholders, upon request and without charge.


      The Fund hereby undertakes that if it is requested by the holders of at least 10% of its outstanding shares to call a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee, it will do so and will assist in communications with other shareholders as required by
Section 16(c) of the Investment Company Act of 1940.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 28 to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Reno, and State of Nevada on the 30th day of April, 2005.


                                        THE NAVELLIER PERFORMANCE FUNDS

                                        By:   /s/ Barry Sander
                                              ----------------------------------
                                              Barry Sander
                                              Trustee

      The Navellier Performance Funds, and each person whose signature appears below hereby constitutes and appoints Barry Sander as such person's true and lawful attorney-in-fact, with full power to sign for such person and in such person's name, in the capacities indicated below, any and all amendments to this Registration Statement, hereby ratifying and confirming such person's signature as it may be signed by said attorney-in-fact to any and all amendments to said Registration Statement.

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons or their attorneys-in-fact pursuant to authorization given on October 17, 1995, in the capacities and on the date indicated:






    /s/ Joel Rossman         Trustee                              April 30, 2005
    ----------------
      Joel Rossman



    /s/ Barry Sander         Trustee                              April 30, 2005
    ----------------
      Barry Sander



   /s/ Arnold Langsen        Trustee                              April 30, 2005
   ------------------
     Arnold Langsen(1)



  /s/ Jacques Delacroix      Trustee                              April 30, 2005
  ---------------------
    Jacques Delacroix







(1) This person, although technically not an interested person affiliated with the Investment Adviser, does own a company which provides consulting services to Navellier & Associates Inc., a company owned by Louis Navellier.

                                 Exhibit Index

      EXHIBIT     DESCRIPTION No.
      (d)         Investment Management Agreement between the Navellier
                  Fundamental A Portfolio and Navellier & Associates, Inc.,
                  dated January 1, 2005 [filed herewith]

      (d)(1)      Investment Management Agreement between the Navellier Mid Cap
                  Growth Portfolio and Navellier & Associates, Inc., dated
                  January 1, 2005 [filed herewith]

      (d)(2)      Investment Management Agreement between the Navellier
                  Aggressive Micro Cap Portfolio and Navellier & Associates,
                  Inc., dated January 1, 2005 [filed herewith]

      (g)         Custody Agreement between Registrant and FRB*

      (g)(1)      Administrative Services, Transfer Agreement with Integrated
                  Fund Services Inc.*

      (i)         Consent of Counsel [filed herewith]

      (j)         Consent of Independent Auditors as to Performance Funds
                  Portfolios [filed herewith]